SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

Filed by the Registrant                                                   [X]
Filed by a Party other than the Registrant                                [_]


Check the appropriate box:
[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                        Great Hall Investment Funds, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                                    (specify)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[_]     $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
        Item 22(a)(2) of Schedule 14A.
[_]     Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.

    (1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously by written preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                               [GREAT HALL LOGO]


                                                               January 29, 2004


Dear Shareholder:


As a shareholder in a Great Hall fund, you are being asked to vote on several important matters that would affect your fund. These matters will be considered at a special meeting of shareholders of your fund, which has been scheduled for March 15, 2004.


As part of a broader integration initiative, you are being asked to approve the reorganization of your fund as a separate series of the Tamarack Funds Trust. The reorganization would be accomplished through a Reorganization transaction that has been approved by your fund's Board. If you and your fellow shareholders approve the Reorganization, your fund would be reorganized as a Tamarack Fund on or about March 31, 2004. The Reorganization would consist of the transfer of the net assets of your fund to the corresponding Tamarack Fund in exchange for shares of the Tamarack Fund. The total net asset value of your shares in the Tamarack Fund would be the same as the total net asset value of your shares in your fund. Voyageur, the investment advisor to both your fund and the Tamarack Funds, is paying all of the ordinary costs of the Reorganization and the transaction is expected to qualify as a tax-free reorganization for federal income tax purposes.

You are also being asked to elect nine nominees to serve on the board of directors of your fund. In addition, you are being asked to approve the modification of your fund's fundamental investment polices/restrictions. Furthermore, shareholders of certain Great Hall funds are being asked to approve the reclassification as non-fundamental of certain investment policies/restrictions that are no longer legally required to be classified as fundamental. These changes are intended to streamline and make uniform the policies/restrictions applicable to all the funds in order to promote ease of administration of the investment program of each fund and to update the investment limitations currently applicable to the funds. Finally, you are being asked to ratify the Board's selection of Deloitte & Touche LLP as the independent auditors of your fund for the current fiscal year.


The enclosed materials include detailed information about these four proposals. To assist you in understanding these proposals we have provided a Definitions of Key Terms page and a Questions and Answers section.


As a valued shareholder, your vote is very important. Please review the enclosed materials carefully. After reviewing the materials, please submit your vote via telephone, Internet or mail. Instructions are provided in the enclosed materials. Please be aware that if you hold shares in more than one account, you may receive more than one proxy package. Separate proxy cards are required for each account. If you prefer, you may attend the shareholder meeting and vote your shares in person. If you plan to attend the meeting, please notify us in advance by calling (866) 409-2550. Because your vote is important, if we have not received your voting instructions as the meeting date approaches, you may be contacted by a representative of Georgeson or Voyageur.


If you have any questions, please call your fund's toll-free number (800) 934-6674, and ask to speak with a representative, who will be happy to help you.

                                              Sincerely,


                                              /s/ Jennifer D. Lammers

                                              Jennifer D. Lammers
                                              President

                           DEFINITIONS OF KEY TERMS
                        USED IN THE QUESTIONS & ANSWERS
                          AND LETTER TO SHAREHOLDERS

BOARD: The current board of directors of Great Hall Investment Funds, Inc. The members of the Board may change if shareholders of Great Hall Investment Funds, Inc. approve the proposal described in the enclosed materials to elect a new board of directors. Shareholders of the other funds are being asked to elect the same new board of directors for their funds. The independent directors nominated to serve on the new boards of directors have been selected from among the independent directors currently serving on the boards of Great Hall Investment Funds, Inc. and the other funds.


GEORGESON: Your fund's proxy solicitation agent.

INTEGRATION INITIATIVE: Voyageur's effort to integrate its financial services operations by simplifying the existing lineup of funds and standardizing current investment operations. This involves reducing the number of funds (by combining similar funds and portfolios), closing under-performing funds, and simplifying administration by integrating the funds under a single legal entity and a single board of trustees. A final step is to rename all the funds with a common name, the Tamarack Funds. This renaming will allow the funds' distributor to provide improved marketing and sales support to the funds by focusing resources on supporting a single name in the marketplace.


PLAN: The Agreement and Plan of Reorganization under which your fund would be reorganized as a separate portfolio of the Tamarack Funds Trust.

REORGANIZATION: The proposed reorganization of your fund as a separate portfolio of the Tamarack Funds Trust, which would be accomplished through a reorganization transaction that would be carried out in accordance with the terms of the Plan.


TAMARACK FUNDS TRUST: The new legal entity (a Delaware statutory trust) under which Voyageur has proposed to integrate the funds as separate portfolios of this trust. Organizing as a Delaware statutory trust is a common legal structure for mutual fund companies. As mentioned above, the Tamarack Funds would become the new name for the funds.

THE FUNDS: The Babson Funds, the Great Hall Funds, the J&B Funds and the RBC
      Funds are a collection of twenty-two individual mutual funds and/or portfolios. Voyageur serves as investment advisor to all of these funds and portfolios.


THE GREAT HALL FUNDS: Great Hall Prime Money Market Fund, Great Hall U.S.
      Government Money Market Fund, Great Hall Tax-Free Money Market Fund, Great Hall Institutional Prime Money Market Fund, and Great Hall Institutional Tax-Free Money Market Fund. Each is a separate portfolio of Great Hall Investment Funds, Inc.


VOYAGEUR: Voyageur Asset Management Inc. is an SEC registered investment advisor and subsidiary of RBC Dain Rauscher Corp., currently serving as advisor to your fund and all the funds. For over 20 years, Voyageur has provided equity, fixed income and balanced asset management services to clients throughout the U.S. and in Canada. Currently, Voyageur manages client assets totaling over $23 billion.


YOUR FUND: The Great Hall fund in which you currently hold shares.

                              IMPORTANT NEWS FOR
                     SHAREHOLDERS OF THE GREAT HALL FUNDS

You are being asked to consider several proposals to be voted upon at an upcoming shareholder meeting of your fund. A brief overview of these proposals and related matters is provided below. We suggest that you review the Definitions of Key Terms page before reading the information below. In addition, we encourage you to read the full text of the enclosed Proxy Statement before voting.

Q & A: QUESTIONS AND ANSWERS

Q:  WHAT IS HAPPENING?


A: Voyageur, your fund's investment advisor, currently serves as the investment advisor for twenty-two individual mutual funds or portfolios. Among these twenty-two funds, there is some duplication of investment objectives and administrative requirements. Voyageur has undertaken an integration initiative to simplify the existing fund lineup and reduce the administrative burden of these overlapping requirements. Voyageur believes that this will allow your fund and the other funds to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives may reduce shareholder expenses for certain funds. Therefore, Voyageur has recommended, and the boards of directors/trustees of the funds have approved, certain changes, which include: (1) standardizing the fundamental investment restrictions for the funds, (2) creating a single board of directors/trustees for the funds,
    (3) combining certain funds that have similar investment objectives, (4) liquidating certain funds that have not grown as quickly as originally anticipated and that are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those that are being liquidated or combined into other funds) into a single legal entity to be named the Tamarack Funds Trust.

    As part of this integration initiative, Voyageur has proposed, and your fund's Board has approved, the reorganization of your fund as a separate series of the Tamarack Funds Trust. This would be accomplished through the proposed Reorganization. Also as part of this integration initiative, your fund's Board has nominated nine individuals to serve on the Board. These same individuals are being nominated to serve on the boards of directors/trustees for each of the other funds so that a single, unitary board of directors/trustees would be elected for all of the funds. The independent directors/trustees nominated to serve on the unitary board have been selected from among the independent directors/trustees currently serving on the boards of the funds. In addition, as part of this initiative, your fund's Board is recommending that shareholders approve the modification of your fund's fundamental investment policies/restrictions in order to streamline and make uniform the policies/restrictions applicable to all the funds. These modifications are intended to promote ease of administration of the investment program of each fund and to update the investment limitations currently applicable to certain funds.


Q:  WHAT AM I BEING ASKED TO VOTE ON?

A:  You are asked to vote in favor of four proposals:

    Proposal 1: The election of each of the nine individuals nominated to serve on the Board of Directors of Great Hall Investment Funds, Inc.;

    Proposal 2: The approval of the Plan, which would result in the
                Reorganization of your fund as a separate series of the Tamarack Funds Trust;

    Proposal 3: The approval of the modification of your fund's fundamental investment policies/restrictions; and

    Proposal 4: The ratification of the selection of Deloitte & Touche LLP as independent auditors of your fund.

Q:  HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?


A: Your fund's Board unanimously recommends that you vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

Q:  WHY HAS MY FUND'S BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE
    REORGANIZATION?


A: After carefully considering Proposal 2, which would result in the Reorganization of your fund as a separate series of the Tamarack Funds Trust, your fund's Board determined that it is advisable and in the best interests of your fund and its shareholders. In reaching this determination, the Board considered multiple factors, including: (1) Voyageur has informed the Board that it believes that by reorganizing your fund and the other funds as separate series of a single entity, the Tamarack Funds Trust, the funds should be able to realize greater operating efficiencies; (2) Voyageur has informed the Board that it believes that the proposed Delaware statutory trust form provides a cost efficient and flexible method of operating your fund for the benefit of its shareholders; (3) the terms of the current expense limitation agreement for your fund, which is in place through November 30, 2004, would continue to be applied to the corresponding Tamarack Fund through November 30, 2004, and gross operating expenses thereafter are not expected to exceed those which would be incurred absent the Reorganization; (4) your fund will not bear any ordinary costs of the Reorganization; (5) the investment objective of the corresponding Tamarack Fund will be identical to that of your fund, and the Tamarack Fund will be managed by the same personnel and, with a few exceptions that are the subject of Proposal 3, in accordance with the same investment policies utilized in the management of your fund immediately prior to the Reorganization; (6) shareholders of your fund will continue to receive the same level of services currently provided by your fund; (7) the Reorganization is intended to be tax-free for federal income tax purposes; and (8) shareholders' ownership interests will not be diluted as a result of the Reorganization.


Q: WHEN WOULD THE REORGANIZATION OF MY FUND AS A SERIES OF THE TAMARACK FUNDS TRUST TAKE PLACE?

A: It is expected that the Reorganization would occur on March 31, 2004. You would receive notice of any material changes to this schedule.

Q:  WOULD THE REORGANIZATION AFFECT MY ACCOUNT VALUE?


A: The value of your fund account would not change as a result of the Reorganization. Shares of your fund would be exchanged for shares of the corresponding Tamarack Fund in the Reorganization. The value of your investment would be the same immediately before and after the Reorganization.


Q:  WHO WOULD PAY FOR THE REORGANIZATION?

A: Voyageur has agreed to bear all ordinary costs and expenses of the Reorganization, and there are not expected to be any extraordinary costs or expenses. Any costs incurred by an individual shareholder, such as traveling to the shareholder meeting or seeking personal financial advice, would be the individual shareholder's responsibility.

Q: WHY AM I BEING ASKED TO ELECT A NEW BOARD OF DIRECTORS FOR GREAT HALL INVESTMENT FUNDS, INC.?

A: You are being asked to vote in favor of this proposal in case the Reorganization is not approved. If the Reorganization is approved, the board of trustees of the Tamarack Funds Trust will oversee the operations of the Tamarack Funds. The composition of the board of trustees of the Tamarack Funds Trust would be the same as the board of directors you are being asked to approve for Great Hall Investment Funds, Inc.


    A mutual fund's board of directors/trustees represents shareholder interests and oversees the management and operations of the fund. As part of the broader integration initiative to simplify the existing fund lineup and standardize key elements of current investment operations, which is mentioned above, Voyageur has proposed the creation of a single board of directors/trustees for all of the funds. Your fund's Board of Directors has voted in favor of this proposal and has nominated nine individuals to serve on the unitary board. Information about each nominee is contained in the enclosed Proxy Statement. You are being asked to approve the election of each of these nine individuals to the Board. Your fund's Board believes that a unitary board of directors/trustees for all of the funds has the potential to increase efficiencies and enhance the effectiveness of governance.

Q: WHY AM I BEING ASKED TO APPROVE CHANGES TO MY FUND'S FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS?

A: The proposed changes to your fund's fundamental investment policies/restrictions are intended to streamline and make uniform the policies/restrictions applicable to all of the funds in order to promote ease of administration of the investment program of each fund and to update the investment limitations currently applicable to each fund.


Q:  WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THESE FOUR PROPOSALS?


A: The proposals are discussed in more detail in the enclosed Proxy Statement, which we encourage you to read. If you have any questions about the matters discussed in the enclosed materials or need assistance completing your proxy card(s), please call (866) 800-4324.

                       GREAT HALL INVESTMENT FUNDS, INC.
                       ---------------------------------
                       GREAT HALL PRIME MONEY MARKET FUND
                 GREAT HALL U.S. GOVERNMENT MONEY MARKET FUND
                     GREAT HALL TAX-FREE MONEY MARKET FUND
               GREAT HALL INSTITUTIONAL PRIME MONEY MARKET FUND
              GREAT HALL INSTITUTIONAL TAX-FREE MONEY MARKET FUND

                      90 SOUTH SEVENTH STREET, SUITE 4300
                         MINNEAPOLIS, MINNESOTA 55402
                                (800) 934-6674

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 15, 2004

NOTICE IS HEREBY GIVEN that a special meeting ("Meeting") of the shareholders of Great Hall Prime Money Market Fund, Great Hall U.S. Government Money Market Fund, Great Hall Tax-Free Money Market Fund, Great Hall Institutional Prime Money Market Fund, Great Hall Institutional Tax-Free Money Market Fund (each a "Fund," and collectively the "Funds"), the separate series of Great Hall Investment Funds, Inc. (the "Company"), will be held at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota 55402 at 9:00 a.m. Central Time, for the following purposes:


PROPOSAL 1: To approve the election of each of the nine individuals nominated to serve on the Board of Directors of the Company;

PROPOSAL 2: To approve an Agreement and Plan of Reorganization, pursuant to which each Fund would be reorganized as separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust;


PROPOSAL 3: To approve the modification or reclassification as non-fundamental of the Funds' fundamental investment policies/restrictions, as applicable, to update and standardize them and to increase the Funds' investment flexibility to react to future developments; and


PROPOSAL 4: To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Funds for the current fiscal year.


The attached Proxy Statement provides additional information about these proposals. Shareholders of record of a Fund as of the close of business on January 15, 2004 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. You may also vote by telephone or Internet, as follows:

TO VOTE BY TELEPHONE:                    TO VOTE BY INTERNET:
--------------------------------------   ---------------------------------------
(1) Read the Proxy Statement and have    (1) Read the Proxy Statement and have
    your proxy card at hand.                 your proxy card at hand.
(2) Call the toll-free number that       (2) Go to the Internet address that
    appears on your proxy card.              appears on your proxy card.
(3) Follow the simple instructions.      (3) Follow the simple instructions.
--------------------------------------   ---------------------------------------

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment as to a matter being voted on by shareholders of the Funds collectively will require the affirmative vote of the holders of a majority of the Funds' shares present in person or by proxy at the Meeting. Any adjournment as to a matter being voted on by the shareholders of an individual Fund will require the affirmative vote of the holders of a majority of that individual Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal.


       PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID
                THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                            YOUR VOTE IS IMPORTANT.

                                              By Order of the Board of
                                              Directors,


                                              /s/ Laura M. Moret

                                              Laura M. Moret
                                              Secretary

January 29, 2004

                       GREAT HALL INVESTMENT FUNDS, INC.
                       ---------------------------------
               GREAT HALL PRIME MONEY MARKET FUND ("PRIME FUND")
       GREAT HALL U.S. GOVERNMENT MONEY MARKET FUND ("GOVERNMENT FUND")
            GREAT HALL TAX-FREE MONEY MARKET FUND ("TAX-FREE FUND")
 GREAT HALL INSTITUTIONAL PRIME MONEY MARKET FUND ("INSTITUTIONAL PRIME FUND")
              GREAT HALL INSTITUTIONAL TAX-FREE MONEY MARKET FUND
                         ("INSTITUTIONAL TAX-FREE FUND")

                               ----------------
                                PROXY STATEMENT
                               ----------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 15, 2004

This document is a proxy statement (the "Proxy Statement"). This Proxy Statement is being furnished to shareholders of Prime Fund, Government Fund, Tax-Free Fund, Institutional Prime Fund and Institutional Tax-Free Fund (each a "Fund," and collectively the "Funds"), each of which is a separate series/portfolio of Great Hall Investment Funds, Inc. (the "Company") in connection with four proposals ("Proposals"). This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the Proposals.


Voyageur Asset Management Inc. ("Voyageur") is the Funds' investment advisor. On May 1, 2003, Jones & Babson, Inc. ("J&B") was acquired by RBC Dain Rauscher Corp. At the time of this acquisition, J&B was the investment advisor for the Babson and J&B families of mutual funds. As a result of the acquisition, J&B became an affiliate of Voyageur. Like J&B, Voyageur is also a subsidiary of RBC Dain Rauscher Corp. and a registered investment advisor. On December 31, 2003, for ease of administration, RBC Dain Rauscher Corp. consolidated the investment advisory activities of its two subsidiaries (Voyageur and J&B) into a single entity, which continues to use the Voyageur name. In addition to the Funds, Voyageur currently serves as the investment advisor for RBC Funds, Inc., J&B Funds, and each of the Babson Funds -- a collection of twenty-two individual mutual funds and/or portfolios ("funds").

Voyageur has undertaken an initiative to integrate its financial services operations by simplifying the existing fund lineup and standardizing key elements of current investment operations (the "integration initiative"). Voyageur believes that this will allow the funds to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives may reduce shareholder expenses for certain funds. As part of this integration initiative, Voyageur has recommended, and the boards of directors/trustees of the applicable funds have approved, the following changes: (1) standardizing the fundamental investment restrictions for the funds, (2) creating boards of directors/trustees for the funds with uniform members, (3) combining certain funds that have similar investment objectives and policies, (4) liquidating certain funds that have not grown as quickly as originally anticipated and that are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those which are being liquidated or combined into other funds) into portfolios of a single legal entity to be named the Tamarack Funds Trust. The Tamarack Funds Trust would be organized as a Delaware statutory trust, a common form of organization for mutual funds, and would consist of seventeen separate portfolios. The funds would be referred to as the Tamarack Funds.

   The following Proposals will be considered and acted upon at the Meeting:


       PROPOSAL                                                            FUND(S) AFFECTED           PAGE
       ----------------------------------------------------------   ------------------------------   -----
1.     To approve the election of each of the nine individuals                 ALL FUNDS               4
       nominated to serve on the Board of Directors of the
       Company.

2.     To approve an Agreement and Plan of Reorganization,                     ALL FUNDS              10
       pursuant to which each Fund would be reorganized as a
       separate portfolio of Tamarack Funds Trust, a
       newly-created Delaware statutory trust.

3.     To approve the modification/reclassification of certain                                        19
       fundamental investment policies/restrictions.
       Modification of policies/restrictions that must remain
       fundamental:

       3.A Diversification                                           PRIME FUND, GOVERNMENT FUND,
                                                                             TAX-FREE FUND

       3.B Borrowing                                                           ALL FUNDS

       3.C Senior Securities                                                   ALL FUNDS

       3.D Underwriting Securities                                             ALL FUNDS

       3.E Real Estate                                                         ALL FUNDS

       3.F  Making Loans                                                       ALL FUNDS

       3.G Concentration of Investments                                        ALL FUNDS

       3.H Commodities                                                         ALL FUNDS

       Reclassification of certain policies/restrictions as non-fundamental:

       3.I  Pledging, Mortgaging and Hypothecating                   PRIME FUND, GOVERNMENT FUND,
       Fund Assets                                                           TAX-FREE FUND

       3.J  Investments for Control                                  PRIME FUND, GOVERNMENT FUND,
                                                                             TAX-FREE FUND

       3.K Investments in Other Investment Companies                 PRIME FUND, GOVERNMENT FUND,
                                                                             TAX-FREE FUND

       3.L  Writing and Selling Options                              PRIME FUND, GOVERNMENT FUND,
                                                                             TAX-FREE FUND

       3.M Margin Activities and Short Selling                       PRIME FUND, GOVERNMENT FUND,
                                                                             TAX-FREE FUND

       3.N Unseasoned Companies                                      PRIME FUND, GOVERNMENT FUND,
                                                                             TAX-FREE FUND

       3.O Investments in Equity Securities                          PRIME FUND, GOVERNMENT FUND,
                                                                             TAX-FREE FUND

       3.P  Investments in Non-Municipal Obligations.                        TAX-FREE FUND

4.     To ratify the selection of Deloitte & Touche LLP as the                 ALL FUNDS              28
       independent auditors of the Funds for the current fiscal
       year.

The Board, on behalf of each Fund, is soliciting proxies from shareholders of the Funds for the special meeting of shareholders to be held on March 15, 2004, at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota 55402, at 9:00 a.m. Central Time, and at any and all adjournment(s) or postponement(s) thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about January 29, 2004, or as soon as practicable thereafter.


--------------------------------------------------------------------------------
 This Proxy Statement should be kept for future reference. The most recent annual report of each Fund, including financial statements, for the fiscal year ended July 31, 2003 has been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact the Company by writing to the address set forth on the first page of this proxy statement or by calling (800) 934-6674. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.
--------------------------------------------------------------------------------

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
         THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1
                         AND FOR PROPOSALS 2, 3 AND 4.

                                --------------

                            PROPOSAL 1 -- ALL FUNDS

                           ELECTION OF THE DIRECTORS

                                --------------


The purpose of this Proposal is to elect a Board of Directors for the Company in case the Plan, as described in Proposal 2, is not approved by shareholders of each Fund. It is intended that the enclosed proxy will be voted for the election as Directors of the Company of the nine nominees listed below ("Nominees"). Three of the Nominees named below are currently Directors of the Company and each has served in that capacity since originally elected or appointed.

In order to create uniform boards of directors/trustees for all of the funds, the same Nominees are also being proposed for election to the boards of directors/trustees of the other funds involved in the integration initiative described above. These Nominees, if elected, would be nominated to serve as the Trustees of the Tamarack Funds Trust. The Report of the Advisory Group on Best Practices for Fund Directors issued in 1999 by the Investment Company Institute recommends that mutual fund boards of directors generally be organized either as a unitary board for all the funds in a complex or as cluster boards for groups of funds within a complex, rather than as separate boards for each individual fund.


THE NOMINEES TO THE BOARD

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"). For purposes of this Proxy Statement, "Fund Complex" means: the series of the Company; the series of RBC Funds, Inc.; the series of J&B Funds; the series of Investors Mark Series Fund, Inc.; Babson Enterprise Fund, Inc.; Babson Enterprise Fund II, Inc.; Babson-Stewart Ivory International Fund, Inc.; Babson Value Fund, Inc.; David L. Babson Growth Fund, Inc.; the series of D.L. Babson Bond Trust; D.L. Babson Money Market Fund, Inc.; D.L. Babson Tax-Free Income Fund, Inc. and Shadow Stock Fund, Inc.


                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                     PRINCIPAL            IN FUND          OTHER
                            POSITION(S)     TERM OF OFFICE         OCCUPATION(S)        COMPLEX(2)     DIRECTORSHIPS
NAME, ADDRESS(1)              WITH THE       AND LENGTH OF            DURING             OVERSEEN         HELD BY
AND AGE                       COMPANY         TIME SERVED          PAST 5 YEARS         BY NOMINEE        NOMINEE
------------------------   -------------   ----------------   ----------------------   ------------   --------------
INDEPENDENT NOMINEES
T. Geron Bell              Director        Indefinite(3);     President of Twins        16(5)              None
34 Kirby Puckett Place                     since 1993         Sports, Inc. (the
Minneapolis, Minnesota                                        parent company of
55415                                                         Minnesota Twins and
Age: 62                                                       Victory Sports) since
                                                              November, 2002;
                                                              prior thereto
                                                              President of the
                                                              Minnesota Twins
                                                              Baseball Club
                                                              Incorporated since
                                                              1987.

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                     PRINCIPAL             IN FUND          OTHER
                            POSITION(S)     TERM OF OFFICE         OCCUPATION(S)         COMPLEX(2)     DIRECTORSHIPS
NAME, ADDRESS(1)              WITH THE       AND LENGTH OF             DURING             OVERSEEN         HELD BY
AND AGE                       COMPANY         TIME SERVED           PAST 5 YEARS        BY NOMINEE         NOMINEE
------------------------   -------------   ----------------   -----------------------   ------------   --------------
Ronald James               Director        Indefinite(3);     President and Chief        16(5)         Bremer
Age: 52                                    since 1992         Executive Officer,                       Financial
                                                              Center for Ethical                       Corporation
                                                              Business Cultures
                                                              since 2000; President
                                                              and Chief Executive
                                                              Officer of the
                                                              Human Resources
                                                              Group, a division of
                                                              Ceridian
                                                              Corporation, from
                                                              1996-1998. Ceridian
                                                              Corporation is an
                                                              information services
                                                              company specializing
                                                              in human resources
                                                              outsourcing solutions.

Jay H. Wein                Director        Indefinite(3);     Independent investor       16(5)              None
5305 Elmridge Circle                       since 1991         and business
Excelsior, Minnesota                                          consultant since
55331                                                         1989.
Age: 71

Lucy Hancock Bode          Nominee         Indefinite(3)      Lobbyist.                   6(4)              None
2518 White Oak Road
Raleigh, North Carolina
27609
Age: 51

Leslie H. Garner, Jr.      Nominee         Indefinite(3)      President, Cornell          6(4)              None
600 First Street                                              College.
West Mount Vernon,
Iowa 52314-1098
Age: 53

John A. MacDonald          Nominee         Indefinite(3)      CIO, Hall Family           10(7)              None
P.O. Box 419580                                               Foundation.
Mail Drop 323
Kansas City, Missouri
64141
Age: 54

H. David Rybolt            Nominee         Indefinite(3)      Consultant, HDR            18(6)              None
6501 W. 66th Street                                           Associates,
Overland Park, Kansas                                         (management
66202                                                         consulting).
Age: 61

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                PRINCIPAL             IN FUND          OTHER
                       POSITION(S)     TERM OF OFFICE         OCCUPATION(S)         COMPLEX(2)     DIRECTORSHIPS
NAME, ADDRESS(1)         WITH THE       AND LENGTH OF             DURING             OVERSEEN         HELD BY
AND AGE                  COMPANY         TIME SERVED           PAST 5 YEARS        BY NOMINEE         NOMINEE
-------------------   -------------   ----------------   -----------------------   ------------   --------------
James R. Seward       Nominee         Indefinite(3)      Private                    10(7)         Syntroleum
Age: 51                                                  Investor/Consultant,                     Corp.,
                                                         2000 to present;                         Lab One,
                                                         Financial Consultant,                    Inc.,
                                                         Seward & Company,                        Concorde
                                                         LLC 1998-2000.                           Career
                                                                                                  Colleges.

INTERESTED NOMINEE

Michael T. Lee(8)     Nominee         Indefinite(3)      Chief Operating           None           None
Age: 40                                                  Officer and Senior
                                                         Vice President,
                                                         Voyageur, 2003 to
                                                         present; Senior
                                                         Portfolio Manager,
                                                         Voyageur, 2000 to
                                                         present; Vice
                                                         President, Senior
                                                         Research Analyst
                                                         and Equity Portfolio
                                                         Manager, Voyageur,
                                                         1999-2003.

------------------
(1) Unless otherwise specified, the address of each Director/Nominee is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

(2) The Tamarack Funds Trust consists of 17 "shell" series as of the date of this Proxy Statement. The Tamarack Funds Trust was formed solely for the purposes of completing the reorganization transactions contemplated by the integration initiative. Accordingly, the series of the Tamarack Funds Trust have not been included in the totals in this column.

(3) The Director/Nominee may serve until his or her resignation, removal or disqualification.

(4)  Director of RBC Funds, Inc., which consists of six series.

(5) Director of Great Hall Investment Funds, Inc., which consists of five series. Director/Trustee of each of the nine Babson Funds, one of which consists of two series. Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund.

(6) Director/Trustee of each of the Babson Funds except Babson-Stewart Ivory International Fund, Inc. Director of Investors Mark Series Fund, Inc., which consists of nine series.

(7) Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund; also, Director, Investors Mark Series Fund, Inc., which consists of nine series.

(8) Mr. Lee is an "interested person" of the Funds as defined in the 1940 Act. He is an officer of Voyageur, the Funds' investment advisor.

EXECUTIVE OFFICERS

Officers of the Company are elected by the Board of Directors to oversee the day-to-day activities of each Fund. Information about the executive officers of the Company, including their principal occupations during the past five years, is set forth in EXHIBIT A to this Proxy Statement. All of these officers are also officers and/or employees of Voyageur or RBC Dain Rauscher Inc.

SHARE OWNERSHIP

As of December 31, 2003, the Nominees, Directors and officers of each Fund beneficially owned as a group less than 1% of the outstanding shares of each Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund and of all funds in the Fund Complex as of December 31, 2003. The information as to beneficial ownership is based on statements furnished by each Nominee.


                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN ALL REGISTERED
                                                              DOLLAR RANGE OF         INVESTMENT COMPANIES OVERSEEN OR
                                                           EQUITY SECURITIES IN     TO BE OVERSEEN BY DIRECTOR/NOMINEE IN
                                                                 THE FUNDS             FAMILY OF INVESTMENT COMPANIES
                                                          ----------------------   --------------------------------------
INDEPENDENT NOMINEES

T. Geron Bell .........................................                                        $1 to $10,000
  Prime Fund ..........................................       $1 to $10,000

Lucy Hancock Bode .....................................           None                       $10,001 to $50,000

Leslie H. Garner, Jr. .................................           None                      $50,001 to $100,000

Ronald James ..........................................                                      $10,001 to $50,000
  Institutional Tax-Free Fund .........................    $10,001 to $50,000

John A. MacDonald .....................................           None                              None

H. David Rybolt .......................................           None                         Over $100,000

James R. Seward .......................................           None                              None

Jay H. Wein ...........................................                                     $50,001 to $100,000
  Prime Fund ..........................................    $50,001 to $100,000

INTERESTED NOMINEE

Michael T. Lee ........................................                                      $10,001 to $50,000
  Prime Fund ..........................................    $10,001 to $50,000

NUMBER OF BOARD MEETINGS

During the fiscal year ended July 31, 2003, the Board of Directors met five times. It is expected that the Board will meet at least quarterly at regularly scheduled meetings.

COMPENSATION

All of the current Directors of the Company are considered not to be "interested persons" of the Company, as that term is defined in the 1940 Act ("Independent Directors"). The annual compensation of each Director is $12,000 plus $3,500 for each regularly scheduled meeting attended (in-person or telephonically) and $1,000 for each special telephonic meeting attended.


The following table summarizes the compensation paid to the Directors of the Company, including committee fees, for the twelve-month period ended July 31, 2003.


                                              PENSION OR
                              AGGREGATE       RETIREMENT       ESTIMATED
                            COMPENSATION       BENEFITS         ANNUAL            TOTAL
                               FOR THE        ACCRUED AS       BENEFITS      COMPENSATION FOR
                               COMPANY       PART OF FUND        UPON          FUND COMPLEX
NAME OF DIRECTOR              5 FUNDS)         EXPENSES       RETIREMENT     PAID TO DIRECTOR
------------------------   --------------   --------------   ------------   -----------------
T. Geron Bell ..........       $31,000          None            None           $  34,125(1)

Sandra J. Hale .........       $31,000          None            None           $  34,125(1)

Ronald James ...........       $31,000          None            None           $  34,125(1)

Jay H. Wein ............       $31,000          None            None           $  34,125(1)

------------------
(1) Director/trustee of 27 funds and series in the Fund Complex as of June 30, 2003.

To facilitate the creation of a unitary board of directors/trustees as part of the integration initiative discussed above, certain Independent Directors agreed not to stand for re-election. Independent Directors are not entitled to benefits under any pension or retirement plan. However, the Board determined that, particularly given the benefits that would accrue to the Funds from the creation of unitary boards of directors/trustees, it is appropriate to provide the one Independent Director who is not standing for re-election a one-time benefit. Given that Voyageur will also benefit from the administrative efficiencies of unitary boards of directors/trustees, Voyageur has agreed to bear the costs of this one-time benefit. The amount of the benefit being paid to Ms. Hale is $13,250 in the aggregate for all of the Babson Funds, J&B Funds, and Great Hall Investment Funds, Inc. for which she serves as an independent director/trustee.


STANDING COMMITTEES

The Company has a standing Audit Committee currently consisting of the Independent Directors.

As set forth in its charter, the primary duties of the Company's Audit Committee are: (1) to evaluate the performance and compensation of the independent auditors and make recommendations to the Board regarding the selection of independent auditors; (2) to review communications concerning the independence of the auditors, including the auditors' specific representations as to their independence; (3) to meet with the Funds' independent auditors to review the arrangements for, procedures to be utilized, staffing and scope of the annual audit; (4) to consider the independent auditors' review of audit results, including the proposed auditors' report on the Funds' financial statements and the proposed auditors' report on internal controls; (5) to review reports by the Funds' investment adviser, including reports on: (a) any problems under the Funds' Codes of Ethics; (b) the adequacy of internal controls and internal audit functions; (c) the performance of the Funds' service providers; (d) any problems with compliance with the Funds' investment policies and restrictions; and (e) any actual or apparent conflicts of interest between the Funds and their investment adviser, distributor or other service providers.


The Audit Committee met four times during the fiscal year ended July 31, 2003. No Director attended less than 75% of the Board meetings, including committee meetings.

NOMINATION PROCESS


As described above, the integration initiative includes proposals to create a single board of directors/trustees for the funds. As part of this initiative, the Board has nominated nine individuals to serve on the board of directors of the Company. These same individuals are being nominated to serve on the boards of directors/trustees for each of the other funds so that a single, unitary board of directors/trustees would be elected for all of the funds.


The eight independent directors/trustees nominated to serve on the single, unitary board have been selected from among the independent directors/trustees currently serving on the boards of the funds. In this connection, the independent directors/trustees of the existing boards of the funds determined to create an ad hoc board consolidation committee (the "Committee") of four independent directors/trustees. An independent board member from each of the Funds, RBC Funds, Inc., the Babson Funds and J&B Funds was selected to serve on the Committee. The Committee was assigned the responsibility of evaluating each existing board member's professional background and work experience, professional competencies, time availability and commitment, and overall past contribution to the board of an existing fund within the fund complex. The Committee was also responsible for developing recommendations for the size and actual membership of the new board. Among the core professional competencies and abilities that the Committee considered relevant in making its recommendations on board membership were a person's investment background, accounting/finance background, academic/theoretical background, marketing perspective, technology/systems background, leadership abilities, business acumen and entrepreneurial talent. In addition, the Committee took into account the age distribution, diversity and impact of regulatory requirements in its recommendations on the composition of the new board.

Based on the recommendations of the Committee, the independent directors/trustees of each of the funds' boards determined to fix the number of board members at nine, eight of whom would be independent board members and one of whom would be an inside board member. Each of the boards also approved the Committee's recommendations on the eight independent board member nominees and management's recommendation on the inside board member nominee.

The Committee does not have a charter. The Company does not have a stated policy with regard to the consideration of board candidates nominated by shareholders. As part of the creation of the new Tamarack Funds Trust, which is being proposed as part of the integration initiative described above, it is expected that the Tamarack Funds Trust's board of trustees will establish various committees as part of the organization process for the Tamarack Funds Trust. As part of that process, the board of trustees would determine whether to establish a formal nominating committee, prepare a written charter for the committee, include a formal policy on consideration of shareholder nominations to serve on the board of trustees, define the material elements that would be included in any such policy, identify the process to be followed by such committee in identifying and evaluating nominees (including those recommended by shareholders), specify minimum qualifications for any committee-recommended nominees, including any specific qualities or skills, and establish a process for shareholders to send communications to the board of trustees.


                                   *   *   *

SHAREHOLDER APPROVAL: Election of each of the Nominees to the Board of Directors must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that item of business. The votes of each series of the Company will be counted together with respect to the election of the Nominees.


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE FOR APPROVAL OF THE ELECTION OF
                EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                                --------------

                            PROPOSAL 2 -- ALL FUNDS

               APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                --------------

At a meeting of the Board held on November 24, 2003, the Board approved on behalf of the Company and its Funds an Agreement and Plan of Reorganization ("Plan") substantially in the form attached to this Proxy Statement as EXHIBIT
B. Fund shareholders are now being asked to approve the Plan. If shareholders of a Fund approve the Plan, the Directors and officers of the Company will execute and implement the Plan on behalf of such Fund. If the Plan is approved by shareholders of a Fund, the Reorganization of that Fund is expected to take effect on or about March 31, 2004 ("Closing Date"), although that date may be adjusted in accordance with the Plan.


OVERVIEW OF THE PROPOSAL


Shareholders of each Fund are asked to approve the proposed Plan, which contemplates, with respect to each Fund:


     o the transfer of all of the assets of the Fund to the corresponding Tamarack Fund and the assumption by the corresponding Tamarack Fund of all of the liabilities of the Fund in exchange for shares of the corresponding Tamarack Fund having an aggregate net asset value equal to the transferred net assets of the Fund;

     o the distribution to each shareholder of the Fund of the same number of shares of the corresponding Tamarack Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund held by that shareholder on the Closing Date (shareholders of Funds that offer multiple classes of shares will receive shares of the corresponding class of the corresponding Tamarack Fund); and

     o    the subsequent complete liquidation of the Fund.

The following table presents the name of the Tamarack Fund corresponding to each Fund.

GREAT HALL FUND                                    CORRESPONDING TAMARACK FUND
-------------------------------------------------- -----------------------------------------------
Great Hall Prime Money Market Fund                 Tamarack Prime Money Market Fund

Great Hall U.S. Government Money Market Fund       Tamarack U.S. Government Money Market Fund

Great Hall Tax-Free Money Market Fund              Tamarack Tax-Free Money Market Fund

Great Hall Institutional Prime Money Market Fund   Tamarack Institutional Prime Money Market Fund

Great Hall Institutional Tax-Free Money            Tamarack Institutional Tax-Free Money
 Market Fund                                        Market Fund

For a more detailed discussion of the terms of the Plan, please refer to "Additional Information About the Plan," below.


Prior to shares of the Tamarack Funds being distributed to the Funds' shareholders, the Funds, as shareholders of the Tamarack Funds Trust, will be asked to vote on certain matters regarding the organization of the Tamarack Funds Trust. A Fund will vote in favor of such matters regarding the organization of the Tamarack Funds Trust only to the extent that the shareholders of that Fund have voted in favor of the Plan. Shareholders of the Funds are not being asked to vote separately on these issues. Thus, shareholders of each Fund, in approving the Plan, will also, in effect, be approving the following matters with respect to the Tamarack Funds Trust:


     o    Election of the nine Trustees described in Proposal 1;

     o Approval of investment advisory agreements with Voyageur, which, with a few minor exceptions that are described below, will be materially the same as the investment advisory agreements currently in place with respect to the Funds;


     o Approval of the liquidation and dissolution of the Company, to the extent such approval is required.


More information on each of these items is discussed below under "Matters on Which the Tamarack Funds Will Vote."


BOARD CONSIDERATION OF THE PLAN


The primary purposes of the proposed Reorganizations are to seek future economies of scale and to eliminate certain costs associated with operating eight different business entities -- the Company, RBC Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc. and Shadow Stock Fund, Inc. -- in three different states. In unanimously approving the Plans, the Directors of the Company determined, with respect to each Fund, that the proposed Reorganization would be in the best interests of the applicable Fund and its shareholders and that the ownership interests of such Fund's shareholders would not be diluted as a result of the Reorganization. Key factors considered by the Board include the following:


     o Voyageur has informed the Board that it believes that by reorganizing each Fund and the other funds advised by Voyageur as separate series of a single entity, the Tamarack Funds Trust, the funds should be able to realize greater operating efficiencies.

     o Voyageur has informed the Board that it believes that the proposed Delaware statutory trust form provides a cost efficient and flexible method of operating the Funds for the benefit of Fund shareholders. In recent years, many mutual funds have reorganized as Delaware statutory trusts.


     o The terms of the current expense limitation agreement for each Fund, which is in place through November 30, 2004, would continue to be applied to the corresponding Tamarack Fund, and it is expected that gross operating expenses thereafter would not exceed those that would have been incurred by the Fund absent the Reorganization.

     o    The Funds will not bear any ordinary costs of the Reorganizations.

     o The investment objective of each Tamarack Fund will be identical to that of the corresponding Fund, and the Tamarack Fund will be managed by the same personnel and, with a few exceptions that are the subject of Proposal 3, in accordance with the same investment policies utilized in the management of each Fund immediately prior to the Reorganization.

     o Shareholders of each Fund will continue to receive the same level of services currently provided by each Fund.

     o Each Reorganization is intended to be tax-free for federal income tax purposes.

     o Shareholders' ownership interests will not be diluted as a result of the Reorganizations.


EFFECTS OF EACH REORGANIZATION ON THE FUND AND ITS SHAREHOLDERS

Immediately after the Reorganization, shareholders of each Fund will own shares of the corresponding Tamarack Fund that are equal in number and in value to, and have the same class features as, the shares of each Fund that were held by those shareholders immediately prior to the closing of the Reorganization (the "Closing"). Thus, for example, a shareholder who owns 100 Investor Class shares of a Fund immediately prior to the Closing would own, immediately after the Closing, 100 shares of the corresponding Tamarack Fund having the same net asset value and features as those 100 Investor Class shares of the Fund held immediately prior to the Closing.

As a result of the Reorganizations, shareholders of the Funds, which are series of the Company, a Minnesota corporation, will become shareholders of the Tamarack Funds, which are series of a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see "Differences in Organizational Structures" below.

THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE IN THE INVESTMENT OBJECTIVE OR PRINCIPAL INVESTMENT STRATEGIES OR INVESTMENT ADVISOR OF ANY OF THE FUNDS. Each Tamarack Fund will offer the same shareholder services as its corresponding Fund. If Proposal 3 is approved, whether or not the Plan is approved, certain changes may be made to current investment policies/restrictions of the Funds, as further described in that Proposal.

NO SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATIONS


The full value of your shares of a Fund will be exchanged for shares of the corresponding Tamarack Fund without any sales load, commission or other transactional fee being imposed.


FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

As a condition to each Fund's obligation to consummate the applicable Reorganization, the Fund and the corresponding Tamarack Fund will receive an opinion from legal counsel to the Funds to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended ("Code"), current administrative rules and court decisions, the transactions contemplated by the Plan constitute a tax-free reorganization for federal income tax purposes.

EXPENSES RELATED TO THE REORGANIZATIONS

Voyageur, the Funds' investment advisor, will bear all ordinary expenses associated with the Reorganizations, other than any expenses individually incurred by shareholders. No extraordinary expenses are expected.


                     ADDITIONAL INFORMATION ABOUT THE PLAN

SUMMARY OF TERMS


The following is a summary of the Plan. This summary is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached as EXHIBIT B to this Proxy Statement.

As stated above, with respect to each Fund and its corresponding Tamarack Fund, the Plan provides that all of the assets of the Fund will be transferred to the Tamarack Fund, which will assume all of the Fund's liabilities. Fund shareholders will receive that number of full and fractional shares of the Tamarack Fund which is equivalent in number and value to the shares of the Fund held as of the close of business on the Closing Date. Immediately following the Reorganization, shareholders of the Fund will be shareholders of its corresponding Tamarack Fund and the Tamarack Fund will have no other shareholders. The Fund's shareholders will not pay a sales charge, commission or other transaction costs in connection with their receipt of shares of the Tamarack Fund.


With respect to each Fund, the Plan must be approved separately by shareholders of that Fund. In the event that shareholders of a particular Fund do not approve the Reorganization of that Fund with and into the corresponding Tamarack Fund, the Plan will continue to remain in full force and effect with respect to any reorganization transactions approved by shareholders of the other Funds. Moreover, the Plan provides that the benefits and obligations attendant to the Reorganization are severable with respect to each Fund and the corresponding Tamarack Fund.


Each Reorganization is subject to a number of conditions, including the following: (1) approval of the Plan and the transactions contemplated thereby as described in this Proxy Statement by the shareholders of the Fund; (2) the receipt of certain legal opinions described in the Plan; (3) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Plan and other matters; and (4) the parties' performance in all material respects of their agreements and undertakings in the Plan.

If the shareholders approve the Plan and the various other conditions required for the Closing are satisfied, the Closing is expected to occur on or about March 31, 2004, or such other date as is agreed to by the parties, on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on the Closing Date.

The Plan may be terminated (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2004, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan, or (iv) at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board or the board of trustees of the Tamarack Fund, make proceeding with the Reorganization inadvisable with respect to the Fund or the Tamarack Fund, respectively. The Plan may also be amended by mutual agreement of the parties in writing. However, no amendment may be made following the Meeting if such amendment would have the effect of changing the provisions for determining the number of shares of the Tamarack Fund to be issued to the Fund under the Plan to the detriment of the Fund's shareholders without their approval.


TAX CONSIDERATIONS

It is anticipated that each Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. With respect to each Reorganization, the Fund and its corresponding Tamarack Fund will receive an opinion from Dechert LLP substantially to the effect that, based on certain facts, assumptions and representations, for federal income tax purposes: (1) the Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a); (2) the shareholders will recognize no gain or loss on their receipt of voting shares of the Tamarack Fund in exchange for their voting shares of the Fund pursuant to the Reorganization; (3) the Fund will not recognize gain or loss on the transfer of all of its assets to the Tamarack Fund solely in exchange for voting shares of the Tamarack Fund and the assumption by the Tamarack Fund of the Fund's liabilities pursuant to the Reorganization; (4) the Fund will not recognize gain or loss on its distribution of voting shares of the Tamarack Fund to its shareholders pursuant to the liquidation of the Fund; (5) the Tamarack Fund will not recognize gain or loss on its acquisition of all of the assets of the Fund solely in exchange for voting shares of the Tamarack Fund and the assumption by the Tamarack Fund of the Fund's liabilities; (6) the tax basis of the voting shares of the Tamarack Fund received by each of the Fund's shareholders pursuant to the Reorganization will equal the tax basis of the voting shares of the Fund surrendered in exchange therefor; (7) the holding period of the voting shares of the Tamarack Fund received by each of the shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Fund exchanged therefor, provided that the shareholder held such shares as capital assets on the date of the Reorganization; (8) the Tamarack Fund's basis in the assets of the Fund received pursuant to the Reorganization will equal the Fund's basis in the assets immediately before the Reorganization; and (9) the Tamarack Fund's holding period in the Fund's assets received pursuant to the Reorganization will include the period during which the Fund held the assets. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by any Fund or Tamarack Fund in connection with any disposition of assets by the Fund or the Tamarack Fund prior to or following the Reorganization.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.


                   DIFFERENCES IN ORGANIZATIONAL STRUCTURES

The Tamarack Funds Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust, By-Laws and Board of Trustees. The Company is a Minnesota corporation governed by its Articles of Incorporation, By-Laws and Board of Directors. The operations of the Tamarack Funds Trust and the Company are also governed by applicable state and Federal law.

Under the Agreement and Declaration of Trust and By-Laws of the Tamarack Funds Trust, the Trustees of the Tamarack Funds Trust will have more flexibility than the Directors of the Company and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees of the Tamarack Funds Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Tamarack Funds Trust to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the Board of the

Tamarack Funds Trust to take certain actions, for example, establishing new investment series of the Tamarack Funds Trust, without filing additional documentation with the state, and incurring the additional preparation time and costs.

Importantly, the Trustees of the Tamarack Funds Trust will effectively have the same fiduciary obligations to act with due care and in the interest of the Tamarack Funds and their shareholders as do the Directors with respect to the Funds and their shareholders.

Key differences between the organizational structures of the Tamarack Funds Trust and the Company are summarized in this section. The summary focuses on differences that might be material to a Fund shareholder. It is not an exhaustive discussion. Shareholders who are interested in obtaining more detail should refer to the applicable Fund documents and state laws that are described in the summary. Copies of the documents are available from the Funds upon request.

SHAREHOLDER LIABILITY

TAMARACK FUNDS TRUST

The Declaration of Trust of the Tamarack Funds Trust provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the Tamarack Funds Trust, the Tamarack Funds or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

COMPANY

The Company is organized as a Minnesota corporation, and as such, its shareholders generally have no personal liability for its acts or obligations.

LIQUIDATION OR DISSOLUTION

Generally, in the event of the liquidation or dissolution of any of the Funds or Tamarack Funds, as the case may be, the shareholders of that Fund/Tamarack Fund are entitled to receive, when and as declared by the Board, the excess of the assets over the liabilities belonging to the Fund/Tamarack Fund. The assets so distributed to shareholders of a Fund/Tamarack Fund would be distributed among the shareholders in proportion to the number of shares of that Fund/Tamarack Fund held by them and recorded on the books of the Fund/Tamarack Fund.

TAMARACK FUNDS TRUST

The Declaration of Trust of the Tamarack Funds Trust permits a majority of the Trustees to liquidate the Tamarack Funds Trust, or any class or series of the Tamarack Funds Trust, upon written notice to shareholders, without submitting the matter for shareholder approval.

COMPANY

Minnesota law generally requires shareholder approval of a dissolution of the Company. If all outstanding shares of a Fund, or a class of a Fund, have been redeemed, exchanged, or otherwise acquired by the Company, such shares return to the status of authorized and unissued shares without designation as to Fund (if no shares of such Fund remain outstanding) or with the same designation as to Fund, but no designation as to class within such Fund, and all provisions of the Company's articles of incorporation relating to such Fund, or such class of such Fund, cease to be of further effect and cease to be a part of the Company's Articles of Incorporation. Upon the occurrence of such an event, the Board has the power, without shareholder approval, to cause restated Articles of Incorporation to be filed that reflect the removal from the Articles of Incorporation of all such provisions relating to such Fund, or such class of such Fund.

LIABILITY OF DIRECTORS/TRUSTEES

TAMARACK FUNDS TRUST

Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee's duties, a Trustee acting in such capacity shall not be personally liable to any person other than the Tamarack Funds Trust or a beneficial owner for any act, omission or obligation of the Tamarack Funds Trust or any Trustee. A Trustee or officer of the Tamarack Funds Trust will be indemnified by the Tamarack Funds Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with the defense of any proceeding in which he or she becomes involved by virtue of being or having been a Trustee or officer.

COMPANY

The Articles of Incorporation of the Company provide that, to the fullest extent permitted by the Minnesota Business Corporation Act (except as prohibited by the 1940 Act), a Director is not liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a Director. The Articles of Incorporation also provide that the Company will indemnify Directors for such expenses and liabilities, and to the full extent, permitted by the Minnesota Business Corporation Act, except as prohibited by the 1940 Act.

RIGHTS OF INSPECTION

TAMARACK FUNDS TRUST

Shareholders shall have the right to inspect the Tamarack Funds Trust's accounts, books or documents only to the extent such right is conferred by the Trustees.

COMPANY

The Minnesota Business Corporation Act provides that a shareholder has, upon written demand stating the purpose of the demand, a right at any reasonable time to examine and copy a corporation's share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand. The shareholder must demonstrate that the stated purpose is a proper purpose, as that term is defined in the Minnesota Business Corporation Act.

SHAREHOLDER MEETINGS

Neither the Tamarack Funds Trust nor the Company is required to hold annual meetings of shareholders (other than in a year in which the election of directors is required by the 1940 Act), although the Tamarack Funds Trust and the Company may hold special meetings at any time. However, the Minnesota Business Corporation Act provides that, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the corporation.

When a shareholder meeting is held by either the Tamarack Funds Trust or the Company, all shares entitled to vote on any matters submitted to a vote of the shareholders are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by the individual Fund or Tamarack Fund; (2) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more Fund or Tamarack Fund, then only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

TAMARACK FUNDS TRUST

The By-Laws for the Tamarack Funds Trust permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of the Tamarack Funds Trust entitled to vote at such meeting. Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

Delaware law generally provides greater flexibility with regard to shareholder voting rights and proxy requirements. The Declaration of Trust provides that 331/3% of the shares entitled to vote at any meeting must be present in person or by proxy to establish a proper quorum for voting purposes, unless a larger quorum is required by applicable law, by the By-Laws of the Trust, or by the Declaration of Trust. Further, when a quorum is present, a majority of votes cast shall decide any issues, and a plurality shall elect a Trustee of the Tamarack Funds Trust, unless a larger vote is required by the governing documents or under applicable law. The effect of the quorum and voting provisions is to make it easier for the Tamarack Funds Trust to seek appropriate shareholder approvals for many actions not related to regulatory issues without experiencing the added costs or delays of soliciting additional proxies or votes and without being disadvantaged by abstentions or broker non-votes. Delaware also affords trustees the ability to adapt a Delaware statutory trust to future contingencies. For example, trustees have the authority to incorporate a Delaware statutory trust, to merge or consolidate a Delaware statutory trust or its series with another entity, to cause multiple series of a Delaware statutory trust to become separate trusts, to change the state of domicile or to liquidate a Delaware statutory trust, all without having to obtain a shareholder vote.

COMPANY

Under the By-Laws of the Company, a special meeting of shareholders of a Fund may be called by one or more shareholders holding 10% or more of the shares entitled to vote on the matters to be presented to the meeting.

Under the By-Laws of the Company, the holders of 10% of the shares outstanding and entitled to vote constitute a quorum for the transaction of business at any regular or special meeting. The By-Laws provide that, except as otherwise specifically provided by the By-Laws or as required by the Investment Company Act of 1940 or other applicable laws, all questions shall be decided by a majority vote of the number of shares entitled to vote and represented at a meeting at the time of the vote. If a matter to be presented at a meeting relates only to particular classes or series of the Company, then only the shareholders of such classes or series are entitled to vote on such matter. Minnesota law generally requires that shareholders may take action by the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that item of business.

REORGANIZATION/COMBINATION TRANSACTIONS

TAMARACK FUNDS TRUST

Under the Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a Tamarack Fund or the Tamarack Funds Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated funds under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment restrictions.

COMPANY

Under the Minnesota Business Corporation Act, with limited exceptions, a plan of merger or exchange must first be approved by the Board of Directors and then approved at a shareholder meeting by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote.

AMENDMENT OF CHARTER DOCUMENT

TAMARACK FUNDS TRUST

The Trustees may generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights).

COMPANY

Under the Minnesota Business Corporation Act, amendments to the charter of a corporation may be proposed by the Board of Directors or by a shareholder or shareholders holding three percent or more of the voting power of the shares entitled to vote. Such a proposal must be approved at a shareholder meeting by the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares present and entitled to vote on the proposal, or (2) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, except where the Act or the corporation's Articles of Incorporation require a larger proportion or number. (If the Articles of Incorporation require a larger proportion or number than is required by the Act for a particular action, the Articles of Incorporation control.) In any case where a class or series of shares is entitled to vote as a class or series, the proposal being voted upon must also receive the affirmative vote of the holders of the same proportion of the shares present of that class or series, or of the total outstanding shares of that class or series, as the proportion required above, unless the corporation's Articles of Incorporation require a larger proportion.

DERIVATIVE ACTIONS

TAMARACK FUNDS TRUST

Shareholders of the Tamarack Funds Trust or any Tamarack Fund may not bring a derivative action to enforce the right of the Tamarack Funds Trust or Tamarack Fund unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of the Tamarack Funds Trust or the Tamarack Fund, as applicable, join in bringing the derivative action. A shareholder of a particular Tamarack Fund is not entitled to participate in a derivative action on behalf of any other Tamarack Fund of the Tamarack Funds Trust.

COMPANY

Under Minnesota law, a shareholder generally may bring a derivative action to enforce a right of a corporation if the corporation has failed to enforce a right that may properly have been asserted by it. The complaint filed by the plaintiff shareholder must describe the efforts, if any, made by the plaintiff shareholder to obtain the desired action from the Board of Directors and, if necessary, from the shareholders, and the reasons for the plaintiff shareholder's failure to obtain the desired action, or for not making the effort. A derivative action may not be maintained if it appears that the plaintiff shareholder does not fairly and adequately represent the interest of the shareholders similarly situated in enforcing the right of the corporation.

                 MATTERS ON WHICH THE TAMARACK FUNDS WILL VOTE


As noted above, in approving the Plan, shareholders of each Fund will also be authorizing that Fund to vote on various actions regarding the Tamarack Funds and the Tamarack Funds Trust. Fund shareholders are not being asked to vote separately on these actions.


One of these actions will be to approve the election of Trustees of the Tamarack Funds Trust. The nominees for election will be the same Nominees elected under Proposal 1 at the Meeting. (If shareholders approve the Plan in Proposal 2 but do not approve the election of all nine individuals in Proposal 1, it is possible that the Fund will not be reorganized into the Tamarack Funds Trust. In that case, those Nominees who are elected would consider what further steps may be appropriate.)

In addition each Fund, while it is the sole shareholder of the corresponding Tamarack Fund, will approve a new investment advisory agreement with Voyageur. The principal terms of the new advisory agreement, including the advisory fee provisions, are the same as those of the current advisory agreement, except for the dates of execution and termination and the addition of provisions regarding Voyageur's standard of care and the use of sub-advisors.

VOYAGEUR'S STANDARD OF CARE. The current investment advisory agreement does not contain a provision regarding Voyageur's standard of care in connection with Voyageur's performance of the agreement. Pursuant to the new investment advisory agreement, Voyageur will give the Fund the benefit of Voyageur's best judgment and efforts in rendering investment advisory services. The new investment advisory agreement provides that Voyageur shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Voyageur in the performance of its duties, or from reckless disregard by Voyageur of its duties and obligations thereunder.

USE OF SUB-ADVISORS. The current investment advisory agreement does not contain provisions authorizing Voyageur to delegate any or all of its duties to sub-advisors. The new investment advisory agreement provides that Voyageur is authorized, with respect to any one or more Funds, to delegate any or all of its rights, duties and obligations under the agreement (subject in any event to all of the limitations, terms and conditions applicable to Voyageur under the agreement) to one or more sub-advisors, and that Voyageur may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with applicable requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended, and rules and regulations thereunder, as amended from time to time or as interpreted from time to time by the staff of the SEC, and in accordance with any applicable exemptive orders or similar relief granted by the SEC. The new investment advisory agreement requires Voyageur to oversee the performance of and services provided by any sub-advisor engaged under the agreement.

Under the new advisory agreement, consistent with the current advisory agreement, Voyageur will provide investment advisory services with respect to each Tamarack Fund. There will be no change in the rate of advisory fees charged to your Fund or in the types of advisory services required to be provided to your Fund. For additional details about the current and new investment advisory agreements, please refer to EXHIBIT C to this Proxy Statement.

Shareholders of each Fund approving the Plan will also be approving the liquidation and dissolution of that Fund and the liquidation and dissolution of the Company.


INVESTMENT ADVISOR


Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which maintains its offices at Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402. RBC Dain Rauscher Corp. is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"), which maintains its offices at 200 Bay Street, Toronto, Ontario, Canada M5J 2J5 A6 00000. RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. As of October 31, 2003, RBC employs approximately 60,000 people who service approximately 12 million personal, business and public sector customers in North America and in some 30 countries around the world.


Voyageur has been registered with the Securities and Exchange Commission ("SEC") as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402. Voyageur employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.


Voyageur currently provides investment advisory and administrative services to Great Hall Investment Funds, Inc., a series company that currently consists of five money market portfolios; the Babson Funds, a family of ten individual equity, fixed income, and money market funds and/or portfolios; RBC Funds, Inc., a series company that currently consists of six separately managed equity and fixed income portfolios; and J&B Funds, a series company that currently consists of a single equity portfolio. Voyageur also provides fixed income, equity and balanced portfolio management services to a variety of wrap programs, insurance company separate accounts, and private account clients, including individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments and healthcare organizations. As of October 31, 2003, Voyageur had approximately $23 billion in assets under management, approximately $10.7 billion of which was represented by the net assets of Great Hall Investment Funds, Inc., $317 million of which was represented by the net assets of RBC Funds, Inc., $1.2 billion of which was represented by the net assets of the Babson Group of Funds, and $12 million of which was represented by the net assets of J&B Funds.

EXHIBIT D to this Proxy Statement sets forth information regarding other registered investment companies with investment objectives similar to the Funds for which Voyageur acts as investment advisor, including the rate of Voyageur's compensation.

EXHIBIT E to this Proxy Statement sets forth information regarding the principal executive officer and directors of Voyageur.

EXHIBIT F to this Proxy Statement sets forth the amount of fees paid by the Funds to Voyageur under the current investment advisory agreements during the most recently completed fiscal years. Voyageur has also contractually agreed to limit expenses for the Funds through November 30, 2004 so that annual fund operating expenses do not exceed certain rates. EXHIBIT F also sets forth information concerning the amount and purpose of payments made by each Fund to Voyageur or any affiliated person of Voyageur for services provided to the Funds (other than under the current investment advisory agreements or for brokerage commissions) during the most recently completed fiscal years.


                                   *   *   *


SHAREHOLDER APPROVAL: Approval of Proposal 2 with respect to each Fund will require the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote on that item of business.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT SHAREHOLDERS OF EACH FUND
                       VOTE FOR THE PLAN IN PROPOSAL 2.

                                --------------

                            PROPOSAL 3 -- ALL FUNDS

              APPROVAL OF THE MODIFICATION OR RECLASSIFICATION OF
             CERTAIN FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS

                                --------------
INTRODUCTION

Each Fund invests its assets in accordance with its principal investment objective, investment strategies and investment policies/restrictions. Under the 1940 Act, investment objectives, policies and restrictions are designated as "fundamental" or "non-fundamental." Those that are designated as fundamental can be changed only upon approval of both the Board and Fund shareholders. In contrast, non-fundamental objectives, policies and restrictions can be changed upon approval by the Board, with adequate notice to shareholders. Under the 1940 Act, certain policies/restrictions must be adopted as matters of fundamental policy and thus cannot be subsequently changed without shareholder approval. These policies/restrictions cover each Fund's status as diversified, and its investment operations with respect to borrowing, senior securities, underwriting securities, real estate, making loans, concentration of investments, and commodities. Other policies/restrictions may be, but are not required to be, adopted as matters of fundamental policy.

This Proposal seeks to do two things. First, it seeks to make certain revisions to those policies/restrictions that are required by the 1940 Act to remain matters of fundamental policy. Second, it seeks to reclassify as non-fundamental those policies/restrictions that are not required to be matters of fundamental policy. This Proposal is accordingly separated into two sections.

Changes to the fundamental policies/restrictions that are approved by shareholders, as well as changes in non-fundamental policies/restrictions that are adopted by the Boards, will be reflected in each Fund's Prospectus and other disclosure documents.

      MODIFICATION OF POLICIES/RESTRICTIONS THAT MUST REMAIN FUNDAMENTAL

Each of the fundamental policies/restrictions proposed for revision in this section relates to an activity that the 1940 Act only permits to be changed by shareholder approval. The proposed revisions to these policies/restrictions are intended to promote consistency between the policies/restrictions of the Funds and other funds advised by Voyageur. The changes are also intended to provide the Board with the maximum flexibility permitted under the 1940 Act to allow the Board to react to future developments. Although a Fund may benefit from this increased flexibility in the future, the proposed changes are not expected to have any immediate effect on the investment operations of the Funds. In accordance with applicable law, any material changes in the future to the investment operations of a Fund, as disclosed in its then effective prospectus and statement of additional information, would be subject to Board approval and would be disclosed to shareholders.

This section is divided into parts 3.A - 3.H. Each policy/restriction is discussed separately below. For each, the current policy/restriction and the proposed policy/restriction are listed, a brief explanation of the proposed change is provided, and any material differences are highlighted.


                        PROPOSAL 3.A -- DIVERSIFICATION

       APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND


               CURRENT POLICY / RESTRICTION                             PROPOSED NEW POLICY / RESTRICTION
---------------------------------------------------------   --------------------------------------------------------
[Each Fund may not:] purchase securities, if                Each Fund has elected to be classified as a diversified
immediately after such purchase more than 5% of             series of an open-end management investment
its total assets would be invested in the securities of     company and will invest its assets only in a manner
any one issuer (excluding securities issued or              consistent with this classification under applicable
guaranteed by the U.S. Government, its agencies or          law.
instrumentalities), except that, subject to applicable
SEC rules (see the discussion of Rule 2a-7 above),
up to 25% of its total assets may be invested
without regard to this 5% limitation.

DISCUSSION OF PROPOSED CHANGE

Each Fund is a "diversified" fund under the 1940 Act. Under the 1940 Act, a diversified fund generally is required to have 75% of its total assets invested in (1) cash and cash items (including receivables), obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies; or (2) other securities limited for any one issuer to an amount (x) not greater than 5% of the total assets of the fund, and (y) not more than 10% of the outstanding voting securities of such issuer.

The proposed change would not alter any Fund's current status as diversified. Nor is the proposed change anticipated to have a material effect on the current investment operations of any Fund.

Because the proposed policy/restriction obligates each Fund to invest in accordance with legal requirements applicable to diversified funds instead of seeking to list all such requirements, it is more flexible than the current policy/restriction, insofar as it will automatically incorporate amendments applicable law governing the manner in which a diversified fund may invest.

                           PROPOSAL 3.B -- BORROWING

                         APPLICABLE FUNDS -- ALL FUNDS


               CURRENT POLICY / RESTRICTION                          PROPOSED NEW POLICY / RESTRICTION
---------------------------------------------------------   --------------------------------------------------
[Prime Fund, Government Fund and Tax-Free Fund              Each Fund will not borrow money, except as
may not:] borrow money, except for temporary or             permitted under the Investment Company Act of
emergency non-investment purposes such as to                1940, as amended, and the rules and regulations
accommodate abnormally heavy redemption requests,           thereunder, or as may otherwise be permitted from
and then only in an amount not exceeding 5% of              time to time by a regulatory authority having
the value of its total assets at the time of borrowing.     jurisdiction.

[Institutional Prime Fund and Institutional Tax-Free
Fund may not:] borrow money or issue senior securities (as defined the Investment Company Act of 1940, as amended), except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 5% of the value of its total assets at the time of borrowing.

DISCUSSION OF PROPOSED CHANGE

The 1940 Act provides upper limits on the amounts that funds are permitted to borrow, although funds may impose more restrictive limits on themselves. Under current regulations and SEC staff guidance, a fund is permitted to borrow from banks in an amount up to 331/3% of the fund's assets, including the amount borrowed. A fund may also issue a note evidencing a temporary loan (I.E., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund's total assets.

For the Institutional Prime Fund and Institutional Tax-Free Fund, the current policy/restriction applies to borrowing money and issuing senior securities. The senior securities aspects of the current policy/restriction are discussed below in Proposal 3.C.

The Funds' current policy/restriction imposes a more restrictive limit on borrowings than is required by current regulations and SEC staff guidance, which, for example, also allow borrowing from banks in an amount up to 331/3% of a fund's assets. In addition, the proposed policy/restriction is more flexible the the current policy/restriction because it will apply the requirements of the 1940 Act, as they may be amended from time to time, without the Board or shareholders having to take further action. While the Funds may benefit from this increased flexibility in the future, it is not anticipated that the proposed change would have any material effect on the current investment operations of any Fund.

                       PROPOSAL 3.C -- SENIOR SECURITIES

                         APPLICABLE FUNDS -- ALL FUNDS


              CURRENT POLICY / RESTRICTION                             PROPOSED NEW POLICY / RESTRICTION
--------------------------------------------------------   ---------------------------------------------------------
[Institutional Prime Fund and Institutional Tax-Free       Each Fund will not issue any class of senior securities,
Fund may not:] borrow money or issue senior                except as permitted under the Investment Company
securities (as defined the Investment Company Act          Act of 1940, as amended, and the rules and
of 1940, as amended), except for temporary or              regulations thereunder, or as may otherwise be
emergency non-investment purposes such as to               permitted from time to time by a regulatory authority
accommodate abnormally heavy redemption requests,          having jurisdiction.
and then only in an amount not exceeding 5% of
the value of its total assets at the time of borrowing.

[Prime Fund, Government Fund and Tax-Free Fund will not] issue any class of senior securities, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED CHANGE

The 1940 Act prohibits funds from issuing senior securities, except for borrowing where certain conditions are met. In addition, certain types of investment transactions may be considered forms of indebtedness and thus may give rise to senior security concerns. Those types of transactions include when-issued and delayed delivery transactions, short sales and repurchase agreements. Under current regulations, these transactions are permitted so long as certain collateral or coverage requirements, which are designed to protect shareholders, are met.

For the Institutional Prime Fund and Institutional Tax-Free Fund, the current policy/restriction applies to issuing senior securities and borrowing money. The borrowing aspects of the current policy are discussed above in Proposal 3.B. With respect to these Funds, the current policy/restriction on senior securities could be viewed as somewhat more restrictive than the proposed policy/restriction. For the Prime Fund, Government Fund and Tax-Free Fund, the current and proposed policies/restrictions are exactly the same. It is not anticipated that the proposed changes, if any, for the Funds would have a material effect on the current investment investment operations of the Funds.


                    PROPOSAL 3.D -- UNDERWRITING SECURITIES

                         APPLICABLE FUNDS -- ALL FUNDS

              CURRENT POLICY / RESTRICTION                          PROPOSED NEW POLICY / RESTRICTION
-------------------------------------------------------   ----------------------------------------------------
[Prime Fund, Government Fund and Tax-Free Fund            Each Fund will not engage in the business of
may not:] underwrite any securities issued by others.     underwriting securities issued by others, except to
                                                          the extent that the Fund may be deemed to be an
[Institutional Prime Fund and Institutional Tax-Free      underwriter under applicable laws in connection
Fund may not:] underwrite securities issued by other      with the disposition of portfolio securities.
persons, except insofar as a Fund may be deemed an
underwriter under the Securities Act of 1933, as
amended, in selling portfolio securities.

DISCUSSION OF PROPOSED CHANGE

Underwriters offer securities to public markets, often by purchasing securities directly or indirectly from an issuer with a view to re-selling them to the investing public. In certain circumstances, a fund may be viewed as acting as an underwriter in the ordinary course of investing and reinvesting its portfolio securities.

In practice, the proposed policy/restriction is materially the same as the current policy/restriction. It is not anticipated that this change would have any material effect on the current investment operations of the Funds.


                          PROPOSAL 3.E -- REAL ESTATE

                         APPLICABLE FUNDS -- ALL FUNDS

              CURRENT POLICY / RESTRICTION                            PROPOSED NEW POLICY / RESTRICTION
-------------------------------------------------------   --------------------------------------------------------
[Each Fund may not:] purchase or sell real estate or      Each Fund will not purchase or sell real estate,
real estate mortgage loans (although the Funds may        unless acquired as a result of ownership of securities
invest in obligations secured by interests in real        or other instruments, although it may purchase
estate), commodities, commodity contracts (including      securities secured by real estate or interests therein,
futures contracts), real estate partnership interests     or securities issued by companies which invest, deal
and oil, gas and mineral leases.                          or otherwise engage in transactions in real estate or
                                                          interests therein.

DISCUSSION OF PROPOSED CHANGES

The current policy/restriction applies to investments in and related to real estate, as well as investments in commodities. The commodities aspects of the current policy/resolution are discussed below in Proposal 3.H. With respect to real estate, the current policy/restriction is more limiting than the proposed policy/restriction because the current policy/restriction prohibits investments in mortgage loans, real estate partnership interests, and oil, gas and mineral leases. The proposed policy/restriction does not include these express prohibitions. It is not anticipated that this change would have any effect on the current investment operations of the Funds.


                         PROPOSAL 3.F -- MAKING LOANS

                         APPLICABLE FUNDS -- ALL FUNDS

              CURRENT POLICY / RESTRICTION                         PROPOSED NEW POLICY / RESTRICTION
-------------------------------------------------------   ---------------------------------------------------
[Prime Fund, Government Fund and Tax-Free Fund            Each Fund will not make loans, except as permitted
may not:] make loans, other than by entering into         under, or to the extent not prohibited by, the
repurchase agreements and through the purchase of         Investment Company Act of 1940, as amended, and
other permitted investments in accordance with its        the rules and regulations thereunder, or as may
investment objective and policies; provided, however,     otherwise be permitted from time to time by a
that it may not enter into a repurchase agreement if,     regulatory authority having jurisdiction.
as a result thereof, more than 10% of its total assets
would be subject to repurchase agreements maturing
in more than seven days.

[Institutional Prime Fund and Institutional Tax-Free
Fund may not:] make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies.

DISCUSSION OF PROPOSED CHANGE

Under the 1940 Act, funds may engage in several types of lending transactions. These include purchasing debt obligations, entering into repurchase agreements and lending their portfolio assets to certain types of qualifying entities, like broker/dealers and institutional investors. Because the current policy/restriction for the Prime Fund, Government Fund and Tax-Free Fund impose a 10% limitation on repurchase agreements maturing in more than seven days, it is more restrictive than the proposed policy/restriction. While a Fund may utilize this increased flexibility in the future, it is not anticipated that this change would have any effect on the current investment operations of the Funds.

With respect to the Institutional Prime Fund and Institutional Tax-Free Fund, the proposed policy/restriction is materially the same as the current policy/restriction.


                 PROPOSAL 3.G -- CONCENTRATION OF INVESTMENTS

                         APPLICABLE FUNDS -- ALL FUNDS


               CURRENT POLICY / RESTRICTION                              PROPOSED NEW POLICY / RESTRICTION
----------------------------------------------------------   --------------------------------------------------------
[Each of Prime Fund, Government Fund and                     Each Fund will not concentrate its investments in
Tax-Free Fund may not:] invest more than 25% of              the securities of issuers primarily engaged in the
its total assets in any one industry, except that            same industry, as that term is used in the Investment
(i) with respect to Tax-Free Fund, this restriction          Company Act of 1940, as amended, and as interpreted
shall not apply to municipal obligations; (ii) with          or modified from time to time by a regulatory
respect to Prime Fund and Tax-Free Fund this                 authority having jurisdiction, except that (i) with
restriction shall not apply to securities issued or          respect to Tax-Free Money Market Fund and
guaranteed by United States banks or United States           Institutional Tax-Free Money Market Fund, this
branches of foreign banks that are subject to the            restriction will not apply to municipal obligations;
same regulation as United States banks; and (iii) this       (ii) with respect to Prime Money Market Fund,
restriction shall not apply to securities issued or          Tax-Free Money Market Fund, Institutional Prime
guaranteed by the U.S. Government, its agencies or           Money Market Fund and Institutional Tax-Free
instrumentalities. If the issuer of a security is within     Money Market Fund, this restriction will not apply
a given industry and the security is guaranteed by           to securities issued or guaranteed by United States
an entity within a different industry, the industry of       banks or United States branches of foreign banks
the guarantor rather than that of the issuer shall be        that are subject to the same regulation as United
deemed to be the industry for purposes of applying           States banks; and (iii) this restriction will not apply
the foregoing test.                                          to a Fund's investments in securities issued or
                                                             guaranteed by the U.S. Government, its agencies or
[Each of Institutional Prime Fund and Institutional          instrumentalities. With respect to Prime Money
Tax-Free Fund may not:] invest more than 25% of              Market Fund and Institutional Prime Money Market
its total assets in any one industry, except that            Fund, if the issuer of a security is within a given
(i) with respect to Institutional Tax-Free Fund, this        industry and the security is guaranteed by an entity
restriction shall not apply to municipal obligations;        within a different industry, the industry of the
(ii) with respect to Institutional Prime Fund and            guarantor rather than that of the issuer shall be
Institutional Tax-Free Fund this restriction shall not       deemed to be the industry for purposes of applying
apply to securities issued or guaranteed by United           the foregoing test.
States banks or United States branches of foreign
banks that are subject to the same regulation as
United States banks; and (iii) this restriction shall
not apply to securities issued or guaranteed by the
U.S. Government, its agencies or instrumentalities.
If the issuer of a security is within a given industry
and the security is guaranteed by an entity within a
different industry, the industry of the guarantor
rather than that of the issuer shall be deemed to be
the industry for purposes of applying the foregoing
test.


DISCUSSION OF PROPOSED CHANGE

While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC staff has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities and obligations of states and their subdivisions) constitutes concentration.

The Funds' current fundamental investment policy/restriction prohibits a Fund from investing more than 25% of its assets in any one industry. The proposed policy/restriction would incorporate the SEC staff position, which is not materially different from the Funds' current policy/restriction. However, the proposed policy would apply the requirements of the 1940 Act, as they may be amended from time to time, without the Board or shareholders having to take further action. While the Funds may benefit from this increased flexibility in the future, it is not anticipated that the proposed change would have any material effect on the current investment operations of any Fund.


                          PROPOSAL 3.H -- COMMODITIES

                         APPLICABLE FUNDS -- ALL FUNDS

              CURRENT POLICY / RESTRICTION                        PROPOSED NEW POLICY / RESTRICTION
-------------------------------------------------------   ------------------------------------------------
[Each Fund may not:] purchase or sell real estate or      Each Fund will not purchase or sell physical
real estate mortgage loans (although a Fund may           commodities or contracts relating to physical
invest in obligations secured by interests in real        commodities, except as permitted under the
estate), commodities, commodity contracts (including      Investment Company Act of 1940, as amended, and
futures contracts), real estate partnership interests     the rules and regulations thereunder, or as may
and oil, gas and mineral leases.                          otherwise be permitted from time to time by a
                                                          regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED CHANGE

Commodities are foods, metals and other physical things, as well as financial instruments, in which investments can be made, generally through futures contracts.

The current policy/restriction applies to investments in commodities and investments related to real estate. The real estate aspects of the current policy/restriction are discussed above in Proposal 3.E. With respect to commodities, the current policy/restriction generally prohibits the Funds from investing in commodities or commodity contracts, and certain types of financial instruments that under some interpretations are viewed as commodities or commodity contracts. The proposed policy/restriction would provide greater flexibility than the current policy by allowing purchases and sales of financial futures contracts and related options to the full extent permitted by applicable law. While the Funds may benefit from this increased flexibility in the future if this proposed change is approved, it is not anticipated that this change would have any material effect on the current investment operations of the Funds.

     RECLASSIFICATION OF CERTAIN POLICIES/RESTRICTIONS AS NON-FUNDAMENTAL

The Funds currently have a number of fundamental policies/restrictions that are not required to be fundamental under the 1940 Act. They were adopted in the past to reflect certain regulatory, business or industry conditions that are no longer in effect or have become outdated or unnecessary.

From time to time, these obsolete policies/restrictions may prevent a Fund from making an investment in accordance with the Fund's principal investment objective and strategies that would otherwise be permitted and deemed advisable by the Fund's advisor. Moreover, the lack of uniform standards among the Funds leads to increased compliance burdens and operating inefficiencies. Reclassifying these fundamental policies/restrictions as non-fundamental will allow the Fund, subject to Board approval, to make changes to the policies/restrictions in the future without seeking shareholder approval. This would eliminate the costs and delays associated with holding future shareholder meetings to revise the policies/restrictions as market or legal conditions change and would allow the Fund to respond more nimbly to such developments.

This section of the Proposal is divided into parts 3.I - 3.P. As explained above, this section of Proposal 3 seeks to eliminate the requirement of shareholder approval for future changes to each of the policies/restrictions listed in parts 3.I - 3.P by reclassifying them as non-fundamental. With the two possible exceptions described below, there is no current intention to seek to amend the policies/restrictions upon their reclassification as non-fundamental. If the Board were to determine to make material amendments to these policies/restrictions in the future, the changes would be appropriately disclosed to shareholders in the then current Prospectus and other disclosure documents. For the text of each policy/restriction that would be reclassified as non-fundamental, please refer to EXHIBIT G to this Proxy Statement.

      PROPOSAL 3.I -- PLEDGING, MORTGAGING AND HYPOTHECATING FUND ASSETS

       APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND


PROPOSAL: It is proposed that the fundamental investment policy/restriction on pledging, mortgaging and hypothecating a Fund's assets be reclassified as a non-fundamental investment policy/restriction.

                    PROPOSAL 3.J -- INVESTMENTS FOR CONTROL

       APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND

PROPOSAL: It is proposed that the fundamental investment policy/restriction on investments made for purposes of exercising control over, or management of, the issuer be reclassified as a non-fundamental investment policy/restriction.

           PROPOSAL 3.K -- INVESTMENTS IN OTHER INVESTMENT COMPANIES

       APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND

PROPOSAL: It is proposed that the fundamental investment policy/restriction on investments in other investment companies be reclassified as a non-fundamental investment policy/restriction. The current policy/restriction provides, in substance, that a Fund is not permitted to invest in securities of other funds, except as they may be acquired as part of a merger, consolidation or acquisition of assets. As a consequence, the Funds are unable to invest their excess cash balances in other money market funds, a widely accepted industry practice that can lead to greater efficiencies and, in some cases, increased returns. Accordingly, if shareholders approve the reclassification of this policy as non-fundamental, Voyageur expects to recommend to the Board that this policy/restriction be revised or deleted. Of course, any such change would be appropriately disclosed in the applicable Fund's disclosure documents. Investments by funds in other funds must comply with extensive requirements under the 1940 Act that are designed to safeguard shareholder interests, and each Fund would conduct any of its investments in accordance with those requirements.

                  PROPOSAL 3.L -- WRITING AND SELLING OPTIONS

       APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND

PROPOSAL: It is proposed that the fundamental investment policy/restriction on writing and selling put and call options and similar financial instruments be reclassified as a non-fundamental investment policy/restriction.

              PROPOSAL 3.M -- MARGIN ACTIVITIES AND SHORT SELLING

       APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND

PROPOSAL: It is proposed that the fundamental investment policy/restriction on margin activities and selling securities short be reclassified as a non-fundamental investment policy/restriction.

                     PROPOSAL 3.N -- UNSEASONED COMPANIES

       APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND

PROPOSAL: It is proposed that the fundamental investment policy/restriction on investments in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation be reclassified as a non-fundamental investment policy/restriction. This restriction is a relic of state law requirements that no longer apply to the Funds and accordingly serves no useful purpose. Portfolio management believes that this restriction unnecessarily restricts each Fund's ability to take advantage of investment opportunities that are consistent with the Fund's principal investment objective and, if not for this restriction, would be deemed advisable by portfolio management. Accordingly, if shareholders approve the reclassification of this policy as non-fundamental, Voyageur expects to recommend to the Board that this policy/restriction be modified or deleted. Of course, any such change would be appropriately disclosed in the applicable Fund's disclosure documents.

               PROPOSAL 3.O -- INVESTMENTS IN EQUITY SECURITIES

       APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND

PROPOSAL: It is proposed that the fundamental investment policy/restriction on investments in equity securities be reclassified as a non-fundamental investment policy/restriction.

           PROPOSAL 3.P -- INVESTMENTS IN NON-MUNICIPAL OBLIGATIONS

                     APPLICABLE FUND -- TAX-FREE FUND ONLY

PROPOSAL: It is proposed that the fundamental investment policy/restriction on investments that are not municipal obligations be reclassified as a non-fundamental investment policy/restriction.

RELATIONSHIP OF PROPOSALS 3.A - 3.P TO OTHER PROPOSALS

Shareholders are being asked to vote separately on each policy/restriction described above in Proposals 3.A - 3.P. It is possible that shareholders may approve some but not all of the proposed changes. In addition, approval of Proposals 3.A - 3.P does not depend on the outcome of the vote on Proposal 2 regarding the Reorganization. Any changes approved in Proposals 3.A - 3.P will take effect regardless of the outcome of the vote on the Reorganization. If shareholders also approve the Reorganization, however, each Tamarack Fund would adopt the corresponding Fund's current policies/restrictions with any changes approved in Proposals 3.A - 3.P

                                   *   *   *

SHAREHOLDER APPROVAL: Approval of each of Proposals 3.A - 3.P for the applicable Fund will require the affirmative vote of a majority of the outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a "majority of the outstanding shares" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

                        THE BOARD UNANIMOUSLY RECOMMENDS
                       THAT SHAREHOLDERS OF EACH FUND VOTE
                  FOR PROPOSALS 3.A THROUGH 3.P, AS APPLICABLE.

                                 --------------

                             PROPOSAL 4 -- ALL FUNDS

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                                 --------------

Upon the recommendation of the Audit Committee, the Board of Directors has selected Deloitte & Touche LLP ("Deloitte") to serve as independent auditors of each Fund with respect to its financial statements for its current fiscal year and recommends that shareholders ratify such selection. Deloitte has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. Representatives of Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Deloitte also serves as independent auditors of the Babson Funds, J&B Funds and RBC Funds, Inc.


The Audit Committee is required to pre-approve all audit services and non-audit services that an independent auditor provides to the Funds. Furthermore, the Audit Committee is required to pre-approve any engagement of a Fund's independent auditor to provide non-audit services to Voyageur or any affiliate of Voyageur that provides ongoing services to the Funds, if such engagement would relate directly to the Funds' operations and financial reporting. The Audit Committee may delegate to one or more of its members authority to pre-approve the auditor's provision of audit and/or non-audit services to the Funds, or the provision of non-audit services to Voyageur or any service provider affiliated with Voyageur. The Audit Committee will also review at least annually whether any receipt of non-audit fees by the Funds' independent auditor from (i) the Fund, (ii) other funds advised by Voyageur or its affiliates, (iii) Voyageur or any entity controlling or controlled by Voyageur, and (iv) any investment advisor or investment company service provider under common control with Voyageur is compatible with maintaining the independence of the independent auditor.


Deloitte served as independent auditors of the Funds for the fiscal year ended July 31, 2003. For further information about the independent auditors of the Funds, please refer to the "Independent Auditors" section under "Service Providers" below.


                                   *   *   *

SHAREHOLDER APPROVAL: Approval of Proposal 4 by each Fund's shareholders requires the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that item of business.


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT SHAREHOLDERS OF EACH FUND
                             VOTE FOR PROPOSAL 4.

                               ----------------

                            ADDITIONAL INFORMATION

                               ----------------

                                OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

The Company is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Company's offices, 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, so they are received within a reasonable time before any such meeting. An opportunity will be provided at the Meeting for shareholders present in person to present a motion to the Meeting. Should any properly presented motion or any other matter requiring a vote of the shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Funds.


                              VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Funds on or about January 29, 2004. Only shareholders of record of a Fund as of the close of business on January 15, 2004 ("Record Date"), will be entitled to notice of, and to vote at, the Meeting for such Fund. Each share of record of a Fund on the Record Date is entitled to one vote on each matter presented at the Meeting for such Fund, with proportionate votes for fractional shares.

Shareholders are encouraged to submit their votes using the telephone or Internet voting options. Shareholders using these options will be asked to enter the control numbers from their proxy cards along with their voting instructions. Shareholders using these options will be given the opportunity to review and/or change their selections before submitting their voting instructions. Shareholders also may vote by returning their proxy cards in the self-addressed, postage-paid envelopes included with the materials, or by attending the Meeting and voting in person. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked on the card. Unmarked but properly executed proxy cards will be voted FOR the Plan and FOR any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting for a Fund at which the matter is voted on by written notice to the Secretary of the Funds at the address on the cover of this Proxy Statement, by submitting a later-dated, validly executed proxy card, by submitting subsequent valid instructions via telephone or Internet, or by attending and voting at such Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR all items, as applicable. Shareholders holding shares through a broker-dealer who wish to vote or revoke their proxies in person at the Meeting will need to present a legal proxy obtained from their broker-dealer.

SHARES OUTSTANDING


The chart below lists the number of shares of the Funds that are outstanding as of the Record Date:


       NAME OF FUND                         NUMBER OF SHARES OUTSTANDING
       ----------------------------------- -----------------------------
         Prime Fund ......................         8,062,813,996
         Government Fund .................         1,022,560,317
         Tax-Free Fund ...................           997,453,257
         Institutional Prime Fund ........           443,879,303
         Institutional Tax-Free Fund .....           315,588,852


QUORUM

The presence in person or by proxy of the holders of 10% of the shares of stock of the Company (or of the applicable series, if the proposal under consideration requires approval by a separate vote of one or more series) outstanding and entitled to vote at the Meeting constitutes a quorum.

VOTING REQUIREMENT


For Proposal 1, nominees for Director receiving the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that item of business will be elected to the Board of

Directors of the Company. With respect to each Fund, Proposal 2 requires the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote on that item of business. Proposals 3.A - 3.P each require the vote of the majority of a Fund's outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. With respect to each Fund, Proposal 4 requires the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that item of business.


ADJOURNMENT

In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. If the proposed adjournment relates to a Proposal on which all Funds are voting collectively, any such adjournment will require the affirmative vote of the holders of a majority of all of the Funds' shares present in person or by proxy and entitled to vote at the Meeting. If the proposed adjournment relates to a Proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund's shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against adjournment and against Proposals 1, 2, 3 and 4 for which the required vote is a percentage of the shares outstanding or present, and entitled to vote on the matter.

                              PROXY SOLICITATION

Proxies are being solicited by mail beginning on or about January 29, 2004.

The Funds request that broker-dealer firms, custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the shares held of record by such persons. Voyageur may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with this proxy solicitation. The cost of soliciting these proxies will be borne by Voyageur.

Additional solicitations may be made by mail, telephone, e-mail, or other personal contact by officers or employees of Voyageur and its affiliates or by proxy solicitation services firms retained by Voyageur. Voyageur has engaged Georgeson Shareholder Communications, Inc. ("Georgeson") to provide proxy solicitation services in connection with the Meeting, including soliciting proxies from individual shareholders, brokers, banks and other institutional holders, at an estimated cost of approximately $740,000 - $1,050,000. In addition, Voyageur may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation materials to beneficial owners of Fund shares. The cost of the solicitation will be borne by Voyageur.

As the Meeting date approaches, Fund shareholders may receive a call from a representative of Voyageur or Georgeson if the Fund has not yet received their votes. This will allow Fund shareholders to authorize representatives of Voyageur or Georgeson by telephone to execute proxies on their behalf. Proxies that are obtained via telephone in this manner (that is, telephonic proxies), will be recorded in accordance with the following procedures. In all cases where a telephonic proxy is solicited, a Voyageur or Georgeson representative is required to ask the shareholder for the shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail. A Voyageur or Georgeson representative is required to verify the identification information provided on the call against shareholder information provided by a Fund. If the information solicited is successfully verified, the Voyageur or Georgeson representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder's instructions on each Proposal. The Voyageur or Georgeson representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Voyageur or Georgeson will record the shareholder's instructions on the card. Within 72 hours, Voyageur or Georgeson will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call Voyageur or Georgeson immediately if the shareholder's instructions are not correctly reflected in the confirmation. The Funds believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.


                               BENEFICIAL OWNERS


For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each Fund as of the Record Date, to the best of each Fund's knowledge, please refer to EXHIBIT H to this Proxy Statement.

                               SERVICE PROVIDERS

Set forth below is a description of the current service providers of the Funds and the proposed service providers of the Tamarack Funds Trust.

INVESTMENT ADVISOR

For information about Voyageur, please refer to Proposal 2 above.

DISTRIBUTOR, ADMINISTRATOR, SUB-ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT


RBC Dain Rauscher Inc., located at 60 South Sixth Street, Minneapolis, Minnesota 55402, an affiliate of Voyageur, serves as the Funds' distributor. Voyageur serves as the Funds' administrator. BISYS Fund Services Limited Partnership ("BISYS LP") serves as the Funds' sub-administrator and fund accounting agent. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo") serves as the Funds' custodian. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an affiliate of BISYS LP, serves as the Funds' transfer agent. Following the Reorganization, the same service providers will serve in the same roles for the Tamarack Funds corresponding to the Funds.


INDEPENDENT AUDITORS

On November 24, 2003, the Board of Directors selected Deloitte as independent auditors of the Funds for the fiscal year ending July 31, 2004. Deloitte has confirmed to the Audit Committee of the Board of Directors ("Audit Committee") that they are independent auditors with respect to the Funds.

PricewaterhouseCoopers LLP ("PwC") served as independent auditors of the Funds for the fiscal year ended July 31, 2002. PwC had been selected by the Board as the independent auditors of the Funds for the Funds' fiscal year ended July 31, 2003. In July and August 2003, a PwC affiliate in Canada provided certain prohibited non-audit services for the benefit of a Canadian subsidiary of RBC, the indirect parent company of Voyageur. Accordingly, PwC resigned effective October 9, 2003 due to concerns regarding its independence and did not render an audit opinion on the Funds' financial statements for the period ended July 31, 2003. On October 9, 2003, the Board of Directors selected Deloitte as the new independent auditors of the Funds for the fiscal year ended July 31, 2003.

During the Funds' fiscal year ended July 31, 2002, PwC's audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audit work for the fiscal year ended July 31, 2002, and through October 9, 2003, there were no disagreements between the Funds and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

Certain information concerning the fees and services provided by Deloitte and PwC to the Funds and to Voyageur and its affiliates for each entity's two most recent fiscal years is provided below.


AUDIT FEES. The aggregate fees billed by Deloitte for professional services rendered for the audit of the Funds' annual financial statements for the fiscal year ended July 31, 2003 were $95,000. The aggregate fees billed by PwC for professional services rendered for the audit of the Funds' annual financial statements for the fiscal year ended July 31, 2002 were $97,165.

TAX FEES. The aggregate fees billed by Deloitte for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended July 31, 2003 were $13,125. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended July 31, 2002 were $21,500.

The Audit Committee considered whether the services described above were compatible with Deloitte's and PwC's independence. The Audit Committee also considered whether the provision of all other non-audit services rendered to Voyageur, or an affiliate thereof that provides ongoing services to each Fund, was compatible with maintaining the independence of Deloitte and PwC, respectively. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Funds by the Funds' auditors; (ii) all audit services provided by the Funds' auditors to Voyageur, or any affiliate thereof that provides ongoing services to the Funds, relating to the operations and financial reporting of the Funds, and (iii) all non-audit services relating to the operations and financial reporting of the Funds, provided by the Funds' auditors to Voyageur or any affiliate thereof that provides ongoing services to the Funds. The Audit Committee has adopted pre-approval procedures authorizing the Chair of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, non-audit services to be provided by the Funds' auditors to the Funds up to an amount of $5,000, provided that the Chair reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management.

Pre-approval has not been waived with respect to services described above under "Tax Fees" since the date on which the Audit Committee adopted its current pre-approval procedures.

                             SHAREHOLDER MAILINGS

To help lower the impact of operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Funds at (800) 934-6674 or writing to the Funds at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402 and requesting the additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.


                                 LEGAL MATTERS


Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of shares of the Tamarack Funds Trust will be passed upon by Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116.

                               INDEX OF EXHIBITS

EXHIBIT A:   CURRENT EXECUTIVE OFFICERS OF THE COMPANY

EXHIBIT B:   FORM OF AGREEMENT AND PLAN OF REORGANIZATION

EXHIBIT C:   INFORMATION ON CERTAIN MATTERS ON WHICH THE
             TAMARACK FUNDS WILL VOTE

EXHIBIT D:   OTHER INVESTMENT COMPANIES ADVISED BY VOYAGEUR

EXHIBIT E:   PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF VOYAGEUR

EXHIBIT F:   INFORMATION REGARDING CERTAIN PAYMENTS TO VOYAGEUR
             AND ITS AFFILIATES

EXHIBIT G:   FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS PROPOSED
             TO BE RECLASSIFIED AS NON-FUNDAMENTAL

EXHIBIT H:   PRINCIPAL SHAREHOLDERS OF THE FUNDS

                                   EXHIBIT A

                   CURRENT EXECUTIVE OFFICERS OF THE COMPANY

                                                   TERM OF OFFICE
                              POSITION(S) WITH     AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS(1) AND AGE         THE COMPANY        TIME SERVED                  DURING PAST 5 YEARS
--------------------------   ------------------   ---------------   ---------------------------------------------
Jennifer D. Lammers          Chief Executive      One year;         Managing Director, Voyageur Asset
Age: 43                      Officer              since 2003.       Management (2000 to present); Mutual
                                                                    Fund Services Director, Voyageur Asset
                                                                    Management (2003 to present); Chief
                                                                    Financial Officer, Great Hall Investment
                                                                    Funds, Inc. (2001-2003); Compliance Officer,
                                                                    Great Hall Investment Funds, Inc.
                                                                    (2000-2001); Director of Finance, Voyageur
                                                                    Asset Management (2000-2003); Vice
                                                                    President and Manager, Financial Reporting,
                                                                    RBC Dain Rauscher (1998-2000); President
                                                                    and Chief Executive Officer(2).

Raye C. Kanzenbach           Chief                One year;         Senior Managing Director and Chief
Age: 54                      Investment           since 1997.       Investment Officer of Voyageur.
                             Officer

Christopher J. Tomas         Treasurer, Chief     One year;         Vice President and Finance Manager, RBC
Age: 33                      Financial            since 2003.       Dain Rauscher (2001 to present); Senior
                             Officer                                Financial Analyst, RBC Dain Rauscher
                                                                    (1999-2001); Financial Analyst, RBC Dain
                                                                    Rauscher (1997-1999); Treasurer, Chief
                                                                    Financial Officer and Principal Accounting
                                                                    Officer(2).

Martin A. Cramer             Vice President,      One year;         Legal and Regulatory Affairs Vice
Age: 54                      Assistant            since 2003.       President, Chief Compliance Officer and
                             Secretary, Chief                       Secretary, J&B (mutual fund management
                             Compliance                             company); Vice President, Assistant
                             Officer and                            Secretary, Chief Compliance Officer and
                             AML                                    AML Compliance Officer(2); and formerly,
                             Compliance                             Vice President, Chief Compliance Officer
                             Officer                                and Secretary, Buffalo Fund Complex and
                                                                    Secretary, Gold Bank Funds(3).

Laura M. Moret               Secretary            One year;         Vice President and Senior Associate
Age: 50                                           since 2003.       Counsel, RBC Dain Rauscher
                                                                    (2002-present); Vice President and Group
                                                                    Counsel, American Express Financial
                                                                    Advisors (1995-2002); Secretary(2).

------------------
(1) The address for each officer is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

(2) Great Hall Investment Funds, Inc., RBC Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc. and Investors Mark Series Fund, Inc.

(3) The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

                                   EXHIBIT B


                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this   day of    , 2004, by Tamarack Funds Trust ("New Acquiring Trust"), a
Delaware statutory trust, with its principal place of business at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, on behalf of each of its separate series listed on Schedule A (each, an "Acquiring Fund"), and Great Hall Investment Funds, Inc. ("Target Company"), a Minnesota corporation, with its principal place of business at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, on behalf of each of its separate series listed on Schedule A (each, a "Target Fund", and together with its corresponding Acquiring Fund, a "Fund" and together, the "Funds"). Each Target Fund has outstanding, and at the Closing Date will have outstanding, one class of shares, which class is identified in Schedule A. Each Acquiring Fund has been organized to hold the assets of a Target Fund and such Acquiring Fund has had no assets (other than the seed capital required by Section 14(a) of the Investment Company Act of 1940, as amended ("1940 Act")) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of this transaction described herein.


     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganizations (each a "Reorganization" and collectively the "Reorganizations") will consist of the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund in exchange solely for voting shares of beneficial interest ($0.01 par value per share) of such Acquiring Fund (the "Acquiring Fund Shares"), the assumption by such Acquiring Fund of all of the liabilities of such Target Fund and the distribution of such Acquiring Fund Shares to the shareholders of such Target Fund in complete liquidation of such Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. All references in this Agreement to action taken by an Acquiring Fund shall be deemed to refer to action taken by New Acquiring Trust on behalf of such Acquiring Fund; and all references in this Agreement to action taken by a Target Fund shall be deemed to refer to action taken by Target Company on behalf of such Target Fund. Notwithstanding anything to the contrary in this Agreement, the rights and obligations of each Acquiring Fund, and the New Acquiring Trust with respect to that Acquiring Fund, and each Target Fund, and the Target Company with respect to that Target Fund, are not contingent upon the satisfaction by any other Acquiring Fund or Target Fund, as applicable, of its obligations under this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH TARGET FUND TO CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES AND THE LIQUIDATION OF TARGET FUND

     1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer to the corresponding Acquiring Fund all of its assets as set forth in section 1.2, and such Acquiring Fund agrees in exchange therefor (i) to deliver to the Target Fund that number of full and fractional Acquiring Fund Shares corresponding to the Target Fund shares as of the time and date set forth in section 2.1; and (ii) to assume all of the liabilities of the Target Fund, as set forth in Section 1.2. All such Acquiring Fund Shares delivered to the Target Funds shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of each Target Fund to be acquired by the corresponding Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Time (as defined in Section 2.1). The liabilities of each Target Fund to be assumed by the corresponding Acquiring

Fund (the "Liabilities") shall consist of all liabilities of the Target Fund existing at the Valuation Time, whether accrued or contingent, known or unknown.

     1.3. Immediately upon delivery to a Target Fund of the corresponding Acquiring Fund Shares, the Target Fund, as the then sole shareholder of the corresponding Acquiring Fund, shall (i) elect trustees of the New Acquiring Trust, (ii) approve the advisory and any sub-advisory agreements, (iii) approve the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, as applicable, (iv) ratify the selection of the New Acquiring Trust's independent accountants, and (v) take such other steps related to the inception of operations of such Acquiring Fund as deemed necessary or appropriate by the Trustees/Directors of Target Company and New Acquiring Trust.


     1.4. With respect to each pair of Funds, immediately following the action contemplated by Section 1.3, the Target Fund will distribute to its shareholders of record (the "Target Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the corresponding Acquiring Fund Shares received by the Target Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to the Target Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. An Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. With respect to each pair of Funds, the aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund. Acquiring Funds will not issue certificates representing Acquiring Fund Shares issued in connection with such exchanges.

     1.5. Ownership of Acquiring Fund Shares of each Acquiring Fund will be shown on its books.

     1.6. Any reporting responsibility of a Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

     1.7. All books and records of a Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the corresponding Acquiring Fund from and after the Closing Date and shall be turned over to the corresponding Acquiring Fund as soon as practicable following the Closing Date.

     1.8. In order to bind all holders of Target Fund shares to the transactions contemplated hereby, and in particular in order to bind them to the cancellation and retirement of the outstanding Target Fund shares held by them, each Target Fund shall, prior to the Closing Date, (a) seek to obtain shareholder approval pursuant to Minnesota law of an amendment to Target Company's articles of incorporation substantially in the form attached hereto as Schedule B (the "Amendment"), and (b) file the Amendment with the Secretary of State of Minnesota. The Amendment as actually filed shall refer only to those Target Funds whose shareholders approved the Amendment.

2. VALUATION

     2.1. With respect to each pair of Funds, the value of the Assets shall be computed as of the date and time ("Valuation Time") that is the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date (as defined in section 3.1) after the declaration and payment of any dividends and/or other distributions on the Closing Date, using such valuation procedures as are disclosed in the then-current prospectus and/or statement of additional information for the Acquiring Fund and as have been approved by its Board of Trustees, copies of which have been delivered to the Target Fund.

     2.2. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3. CLOSING AND CLOSING DATE


     3.1. The Closing of the transactions contemplated by this Agreement shall be March 31, 2004, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place immediately after 4:00 p.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of New Acquiring Trust, 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, or at such other place and time as the parties may agree.


     3.2. Each Target Fund shall deliver to the corresponding Acquiring Fund on the Closing Date a schedule of Assets.

     3.3. With respect to each pair of Funds, the Target Fund shall direct Wells Fargo Bank Minnesota, N.A., as custodian for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Wells Fargo Bank Minnesota, N.A., as custodian for the corresponding Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4. Each Target Fund shall direct Bisys Fund Services Ohio, Inc. ("Transfer Agent"), as transfer agent for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund shares, as applicable, owned by each such shareholder immediately prior to the Closing. The corresponding Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to that Target Fund's account on the books of such Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5. In the event that immediately prior to the Valuation Time (a) the primary trading market for portfolio securities of a Target Fund or a corresponding Acquiring Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading thereupon or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the shares of Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.6. The liabilities of each Target Fund shall include all of such Target Fund's liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to any deferred compensation to such Target Fund's board members.

4. REPRESENTATIONS AND WARRANTIES

     4.1. With respect to each pair of Funds, except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of Target Company, Target Company, on behalf of the corresponding Target Fund, represents and warrants to the Acquiring Fund as follows:

      (a) Target Fund is duly designated as a series of Target Company, which is a corporation duly organized and validly existing under the laws of the State of Minnesota, with power under Target Company's Articles of Incorporation, as amended and supplemented from time to time, to own all of its Assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of Target Fund, to carry out this Agreement. Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not reasonably be expected to have a material adverse effect on Target Fund. Target Fund has all material federal, state and local authorizations necessary to own all of its Assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not reasonably be expected to have a material adverse effect on Target Fund;

      (b) The Target Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

      (d) The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund, will not, (i) result in a material violation of Minnesota law or of its Articles of Incorporation or By-Laws;
    (ii) result in a material violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound; or (iii) result in the creation or imposition of any lien, charge or encumbrance or any property or assets of the Target Fund;

      (e) All material contracts or other commitments of the Target Fund (other than this Agreement and any contracts listed on Schedule C) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed on Schedule C is a valid, binding and enforceable obligation of each party thereto and the assignment by the Target Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder;

      (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of the Target Fund at and for the fiscal year ended July 31, 2003, have been audited by Deloitte & Touche LLP, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to Acquiring Fund) present fairly, in all material respects, the financial position of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (h) Since July 31, 2003, there has not been any material adverse change in the Target Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the corresponding Acquiring Fund. For purposes of this subsection (h), a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund's portfolio, the discharge of the Target Fund liabilities, or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change;

      (i) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code;

      (k) All issued and outstanding shares of the Target Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund shares, nor is there outstanding any security convertible into any of the Target Fund shares;

      (l) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the corresponding Acquiring Fund pursuant to section 1.2 and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances and upon delivery and payment for such Assets, such Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of Target Company, (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of this Agreement and the Amendment by the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (n) The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (o) At the Closing Date, the then current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

      (p) The Proxy Statement (as defined in section 5.7), insofar as it relates to the Target Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Acquiring Fund for use therein.

     4.2. With respect to each pair of Funds, except as has been fully disclosed to the Target Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of New Acquiring Trust, New Acquiring Trust, on behalf of the corresponding Acquiring Fund, represents and warrants to the Target Fund as follows:

      (a) The Acquiring Fund is duly organized as a series of New Acquiring Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware with the power under New Acquiring Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement;

      (b) New Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder, and the registration of Acquiring Fund Shares will be in full force and effect on the Closing Date;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

      (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not, (i) result in a material violation of Delaware law or its then current Declaration of Trust or By-Laws; (ii) result in a material violation or breach of or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which New Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which New Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound; nor (iii) result in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

      (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company for its first taxable year that ends after the Closing Date and will be eligible to, and will for such taxable year, compute its Federal income tax under Section 852 of the Code;

      (g) Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by New Acquiring Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

      (h) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of New Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of New Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (i) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (j) At the Closing Date, the then current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (k) Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have had no assets or liabilities other than the seed capital required by Section 14(a) of the 1940 Act.


5. COVENANTS OF ACQUIRING FUND OR TARGET FUND OR BOTH

     5.1. Each Target Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that
(a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Target Fund's normal operations.

     5.2. Each Target Fund covenants that, upon reasonable notice, the corresponding Acquiring Fund's officers and agents shall have reasonable access to the Target Fund's books and records necessary to maintain current knowledge of the Target Fund and to ensure that the representations and warranties made by the Target Fund are accurate.

     5.3. Each Target Fund covenants to call a meeting of Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and the Amendment and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 30, 2004.

     5.4. Each Target Fund covenants that the corresponding Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. Each Target Fund covenants that it will assist the corresponding Acquiring Fund in obtaining such information as such Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.

     5.6. With respect to each pair of Funds, each of Acquiring Fund and Target Fund, on behalf of itself, covenants that, subject to the provisions of this Agreement, it will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. Each Target Fund covenants that it will prepare, file with the Commission, and deliver to the corresponding Acquired Fund Shareholders in connection with such meeting, a proxy statement on Schedule 14A ("Proxy Statement") in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.

     5.8. Each Acquiring Fund covenants that it will provide the corresponding Target Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

     5.9. Each Target Fund covenants that it will, from time to time, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as such Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm such Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10. Each Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that such Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     5.11. Each Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TARGET FUND

     With respect to the Reorganization, the obligations of each Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of New Acquiring Trust, on behalf of the corresponding Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to New Acquiring Trust, on behalf of the Target Fund, and dated as of the Closing Date, to the effect that the representations and warranties of New Acquiring Trust with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.

     6.3. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

     With respect to the Reorganization, the obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of such Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2. The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund's Assets and liabilities as of the Closing Date, certified by the Treasurer of the Target Fund.

     7.3. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring

Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7.4. The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND TARGET
FUND

     With respect to each pair of Funds, if any of the conditions set forth below have not been met on or before the Closing Date with respect to a Target Fund or Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement, the Amendment, and the transactions contemplated herein and therein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund's Articles of Incorporation and By-Laws, applicable Minnesota law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund; and the Amendment shall have been duly filed with the Secretary of State of Minnesota. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this section 8.1.

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4. The Registration Statement with respect to the Acquiring Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP addressed to each Acquiring Fund and Target Fund, in a form reasonably satisfactory to each such party, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to each Acquiring Fund of all of the assets of the corresponding Target Fund in exchange solely for such Acquiring Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution of such shares to the Target Fund Shareholders in exchange for their shares of the Target Fund in complete liquidation of the Target Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and such Acquiring Fund and the Target Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to such Acquiring Fund in exchange solely for such Acquiring Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of the Target Fund; (iii) the basis of the assets of the Target Fund in the hands of such Acquiring Fund will be the same as the basis of such assets of the Target Fund immediately prior to the transfer; (iv) the holding period of the assets of the Target Fund in the hands of such Acquiring Fund will include the period during which such assets were held by the Target Fund; (v) no gain or loss will be recognized by such Acquiring Fund upon the receipt of the assets of the Target Fund in exchange for such Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the receipt of such Acquiring Fund Shares solely in exchange for their shares of the Target Fund as part of the transaction; (vii) the basis of such Acquiring Fund Shares received by the Target Fund Shareholders will be the same as the basis of the shares of the Target Fund exchanged therefor; and (viii) the holding period of such Acquiring Fund Shares received by Target Fund Shareholders will include the holding period during which the shares of the Target Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Target Fund were held as capital assets in the hands of the Target Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of New Acquiring Trust and the Target Fund. Notwithstanding anything herein to the contrary, neither such Acquiring Fund nor the Target Fund may waive the condition set forth in this section 8.5. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by a Target Fund or Acquiring Fund in connection with any dispositions of assets by such Fund prior to or following its Reorganization.

     8.6. The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

9. INDEMNIFICATION

     9.1. Each Acquiring Fund agrees to indemnify and hold harmless the corresponding Target Fund and each of such Target Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, such Target Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. Each Target Fund agrees to indemnify and hold harmless the corresponding Acquiring Fund and each of such Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, such Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

     10.1. Each of New Acquiring Trust, on behalf of each Acquiring Fund, and Target Company, on behalf of each Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.


     10.2. Voyageur Asset Management, Inc. ("Voyageur") will bear all the expenses associated with the Reorganization, except that Acquiring Fund will bear all SEC registration fees. Any such expenses which are so borne by Voyageur will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Target Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.


11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. Each Fund agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquiring Funds and Target Funds in sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transactions applicable to such party (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2004, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; or (iv) upon the resolution of either of the Board of Trustees of New Acquiring Trust or the Board of Directors of Target Company, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to New Acquiring Trust or Target Company, respectively. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of Target Company and any authorized officer of New Acquiring Trust; provided, however, that following the meeting of Target Fund Shareholders called by Target Company pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES


     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable Target Fund, 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Joseph R. Fleming, Esq., or to the applicable Acquiring Fund, 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Joseph R. Fleming, Esq., or to any other address that Target Funds or Acquiring Fund shall have last designated by notice to the other party.


15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of each Acquiring Fund and Target Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of New Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

     15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                 TAMARACK FUNDS TRUST,
                                        on behalf of Acquiring Fund


                                        By:
                                            ----------------------------------

                                        Its:
------------------------------------         ---------------------------------
Secretary



Attest:                                 GREAT HALL INVESTMENT FUNDS, INC.,
                                        on behalf of each Target Fund


                                        By:
                                            ----------------------------------

                                        Its:
------------------------------------         ---------------------------------
Secretary

                                                                     SCHEDULE A



                   TARGET FUNDS                                      ACQUIRING FUNDS
-------------------------------------------------   ------------------------------------------------
Great Hall Institutional Prime Money Market         Tamarack Institutional Prime Money Market
Fund (represented by Target Company's Series F      Fund, a separate series of Tamarack Funds Trust
Common Shares, without designation as to series,
also known as Investor Shares

Great Hall Institutional Tax-Free Money Market      Tamarack Institutional Tax-Free Money Market
Fund (represented by Target Company's Series G      Fund, a separate series of Tamarack Funds Trust
Common Shares, without designation as to series,
also known as Investor Shares)

Great Hall Prime Money Market Fund                  Tamarack Prime Money Market Fund, a separate
(represented by Target Company's Series A           series of Tamarack Funds Trust
Common Shares, without designation as to series,
also known as Investor Shares)

Great Hall Tax-Free Money Market Fund               Tamarack Tax-Free Money Market Fund, a
(represented by Target Company's Series C           separate series of Tamarack Funds Trust
Common Shares, without designation as to series,
also known as Investor Shares)

Great Hall U.S. Government Money Market Fund        Tamarack U.S. Government Money Market Fund,
(represented by Target Company's Series B           a separate series of Tamarack Funds Trust
Common Shares, without designation as to series,
also known as Investor Shares)

                                                                     SCHEDULE B


                             ARTICLES OF AMENDMENT
                                      TO
                      RESTATED ARTICLES OF INCORPORATION
                                      OF
                       GREAT HALL INVESTMENT FUNDS, INC.

     The undersigned officer of Great Hall Investment Funds, Inc. (the "Corporation"), a Minnesota corporation which is subject to the provisions of Minnesota Statutes, Chapter 302A, hereby certifies that the following amendment to the Corporation's restated articles of incorporation has been adopted by the Board of Directors and by the requisite vote of shareholders of the Corporation pursuant to said Chapter 302A:

     WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets;


     WHEREAS, it is desirable and in the best interests of the holders of the Corporation's series of common stock identified in the table below as the "Target Funds" that the assets belonging to such Target Funds be sold to the respective series of Tamarack Funds Trust, a Delaware statutory trust (the "New Acquiring Trust"), identified in the table below as the "Acquiring Funds," in exchange for shares of the respective Acquiring Funds, which shares will be distributed pro rata to the former shareholders of the Target Funds:



                                                                    ACQUIRING FUNDS (SERIES OF THE
          TARGET FUNDS (SERIES OF THE CORPORATION)                       NEW ACQUIRING TRUST
      ------------------------------------------------      ---------------------------------------------
      Series A Common Shares (known as Prime                Tamarack Prime Money Market Fund
      Money Market Fund)

      Series B Common Shares (known as U.S.                 Tamarack U.S. Government Money Market Fund
      Government Money Market Fund)

      Series C Common Shares (known as Tax-Free             Tamarack Tax-Free Money Market Fund
      Money Market Fund)

      Series F Common Shares (known as Institutional        Tamarack Institutional Prime Money Market
      Prime Money Market Fund)                              Fund

      Series G Common Shares (known as Institutional        Tamarack Institutional Tax-Free Money Market
      Tax-Free Money Market Fund)                           Fund


     WHEREAS, each of the Target Funds presently has outstanding shares of only one class, which is without designation as to class within the lettered series of shares referred to in the Corporation's restated articles of incorporation and which is known as "Investor Shares;"

     WHEREAS, the Corporation and the New Acquiring Trust have entered into an Agreement and Plan of Reorganization dated ____________, 200__ providing for the foregoing transactions (the "Reorganization Agreement"); and

     WHEREAS, the Reorganization Agreement requires that, in order to bind all holders of shares of the respective series of the Corporation which constitute Target Funds to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of their outstanding shares of the Corporation, it is necessary to adopt an amendment to the Corporation's amended and restated articles of incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation's restated articles of incorporation be, and the same hereby are, amended to add the following
     Article 5C immediately following Article 5B thereof:

     5A. (a) For purposes of this Article 5C, the following terms shall have the following meanings:

     The terms "Target Funds," "Acquiring Funds," and "Reorganization Agreement" shall have the meanings set forth in the preamble to the Articles of Amendment which added this Article 5C to the Corporation's restated articles of incorporation.

     The term "Closing Date" shall have the meaning set forth in the Reorganization Agreement.

          (b) At the Closing Date, the assets belonging to each Target Fund, the Special Liabilities associated therewith, and the General Assets and General Liabilities allocated to such Target Fund, shall be transferred to the corresponding Acquiring Fund for Investor Shares of such Acquiring Fund, all as set forth in the Reorganization Agreement. Such Acquiring Fund shares shall be distributed to Target Fund shareholders as set forth in (c) below. For purposes of the foregoing, the terms "assets belonging to," "Special Liabilities," "General Assets," and "General Liabilities" have the meanings assigned to them in Articles 7(b), 7(c), and 7(d) of the Corporation's restated articles of incorporation.

          (c) At the Closing Date, each issued and outstanding share of each Target Fund shall be, without further action, exchanged for that number of such Investor Shares of the corresponding Acquiring Fund determined in accordance with Sections 1 and 2 of the Reorganization Agreement, and such Target Fund shares shall be cancelled and retired. The distribution of the Acquiring Fund shares to Target Fund shareholders shall be accomplished in the manner set forth in Section 1.4 of the Reorganization Agreement.

          (d) From and after the Closing Date, the Target Fund shares cancelled and retired pursuant to (c) above shall have the status of authorized and unissued shares of the Corporation, without designation as to series or class. If all outstanding series of the Corporation participate in the foregoing transactions as "Target Funds," their shareholders' approval of such transactions also shall constitute their approval of the Corporation's dissolution and winding up pursuant to the Minnesota Business Corporation Act.

     IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment on behalf of the Corporation on ____________, 200__.


                                            GREAT HALL INVESTMENT FUNDS, INC.



                                            By:
                                                 ------------------------------

                                            Its:
                                                 ------------------------------

                                   EXHIBIT C



     INFORMATION ON CERTAIN MATTERS ON WHICH THE TAMARACK FUNDS WILL VOTE

Each Fund, while it is the sole shareholder of the corresponding Tamarack Fund, will approve an investment advisory agreement that is substantially the same as the existing investment advisory agreement for each of the Funds, except as noted below.


The proposed investment advisory agreement is an agreement by and between the Tamarack Funds Trust, on behalf of each applicable New Fund, and Voyageur that, with a few minor exceptions that are described below, is materially the same as the current Investment Advisory Agreement, dated August 29, 1991, by and between the Company, on behalf of its respective Funds, and Voyageur. The current Investment Advisory Agreement is referred to herein as the "Current Advisory Agreement." The proposed Investment Advisory Agreement is referred to herein as the "New Advisory Agreement."

CURRENT ADVISORY AGREEMENT. The Current Advisory Agreement between the Company, on behalf of Prime Fund, Government Fund and Tax-Free Fund, and Voyageur was last approved by the Funds' sole initial shareholder in 1991. The Current Advisory Agreement between the Company, on behalf of Institutional Prime Fund, and Voyageur was last approved by that Fund's sole initial shareholder in 1997. The Current Advisory Agreement between the Company, on behalf of Institutional Tax-Free Fund, and Voyageur was last approved by that Fund's sole initial shareholder in 1998. As of the date of this Proxy Statement, the Board of Directors last approved the Current Advisory Agreement on November 24, 2003. If not sooner terminated, the Current Advisory Agreement will continue in effect until November 24, 2004, and for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board who are not parties to the Current Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. The Current Advisory Agreement is terminable with respect to a Fund by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days written notice to Voyageur. Voyageur may also terminate its advisory relationship with respect to a Fund without penalty upon 60 days written notice to the Company. The Current Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

In determining whether to approve the Current Advisory Agreement, the Board requested, and received from Voyageur, information that the Board believed to be reasonably necessary to reach their conclusion. The Board considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Voyageur's services provided to each Fund and the Voyageur's experience, resources and qualifications. In addition to monthly written reports of each Fund's investment performance relative to broad-based industry benchmarks and presentations at each regular Board of Directors meeting by the Funds' Chief Investment Officer, the Board reviewed and considered various factors including:


     o a report prepared by Lipper Analytical Services, Inc., comparing the investment advisory fees and other expenses of each Fund (as a percentage of assets) and the investment performance of each Fund (net of fees and expenses) with those of comparable funds, including a description of the bases upon which funds were selected for comparison;

     o descriptions of transaction allocation practices and assurances that such practices and arrangements are accurately described in the Funds' registration statement;

     o assurances that Voyageur and its personnel are in compliance with the Funds' Code of Ethics, policies and procedures and with applicable laws and regulations;

     o a report on Voyageur's profitability related to providing investment advisory services to the Funds after taking into account (i) investment advisory fees and any other benefits realized by Voyageur or any of its affiliates as a result of Voyageur's role as the investment advisor to the Funds, (ii) the direct and indirect expenses incurred by Voyageur in providing such investment advisory services to the Funds, (iii) the contractual expense limitation described below, and (iv) compensation arrangements for the Voyageur's key personnel; and

     o    information on the financial condition of Voyageur.

After discussion, the Board of Directors concluded that Voyageur has the capabilities, resources and personnel necessary to manage the Funds. The Board of Directors also concluded that, based on the services that Voyageur would provide to the Funds under the Current Advisory Agreement and the expenses incurred by Voyageur in the performance of such services, the compensation to be paid to Voyageur is fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it is in the best interests of each Fund to continue the Current Advisory Agreement with Voyageur for an additional one-year period.

Under its terms, the Current Advisory Agreement will remain in effect with respect to each Fund until November 24, 2004 and continue thereafter only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

Subsequent to November 24, 2003, the Board of Directors continued to receive regular updates on the performance of each of the Funds and other matters relevant to the performance of Voyageur.


PROVISIONS OF THE CURRENT AND NEW ADVISORY AGREEMENTS. Below is a discussion of certain provisions of, and other relevant information concerning, the Current and New Advisory Agreements. Unless otherwise noted, both Agreements are materially the same.

VOYAGEUR'S RESPONSIBILITIES. Under both Agreements, Voyageur furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with Voyageur, subject to review by the Board.

COMPENSATION PAID TO VOYAGEUR. Under both Agreements, the Funds pay Voyageur fees for its services performed pursuant to the Agreements. The fees, which are computed daily and paid monthly, are stated as an annual rate for each Fund, calculated as a percentage of the particular Fund's average daily net assets. The fees applicable to each Fund may be found in EXHIBIT F to this Proxy Statement; the aggregate dollar amount paid to Voyageur in the Funds' most recent fiscal year under the Current Advisory Agreement may also be found in EXHIBIT F. The rate of advisory fees to be paid to Voyageur under the New Advisory Agreement with respect to the Tamarack Funds will be the same as under the Current Advisory Agreement for each corresponding Fund.

VOYAGEUR'S STANDARD OF CARE AND USE OF SUB-ADVISORS. As described above in this Proxy Statement, the New Advisory Agreement will contain provisions related to Voyageur's standard of care and its use of sub-advisors. The Current Advisory Agreement does not contain provisions regarding these matters.

                                   EXHIBIT D

                OTHER INVESTMENT COMPANIES ADVISED BY VOYAGEUR

Voyageur acts as advisor to the following funds that have investment objectives similar to the Funds:

                                          NET ASSETS
                         INVESTMENT         (AS OF                              RATE OF
    NAME OF FUND         OBJECTIVE       OCT. 31, 2003)    VOYAGEUR'S ROLE    COMPENSATION
------------------- ------------------- ---------------- -------------------- ------------
D.L. Babson Money   Maximizing income      $28,901,101   investment advisor        0.75%*
Market Fund, Inc.   consistent with
                    maintaining the safety
                    and liquidity of the
                    Fund's assets and
                    seeking to maintain a
                    consistent net asset
                    value of $1.00 per
                    share.

------------------
* The D.L. Babson Money Market Fund's advisory fee is subject to reduction pursuant to an expense limitation agreement to limit its total operating expenses to 0.93% until May 1, 2005.

                                   EXHIBIT E

                   PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS
                                  OF VOYAGEUR

            NAME AND ADDRESS*            PRINCIPAL OCCUPATION
          --------------------- ------------------------------------
            John G. Taft        Chief Executive Officer and Director

            Daniel J. Collins   Director

            Lisa Ferris         Director

------------------
* The address for each officer and director is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

                                   EXHIBIT F


     INFORMATION REGARDING CERTAIN PAYMENTS TO VOYAGEUR AND ITS AFFILIATES

FEES PAID UNDER THE CURRENT ADVISORY AGREEMENTS

The following table provides the amounts paid by each Fund to Voyageur under the Current Advisory Agreement during the Fund's most recent fiscal year, as well as the annual fee rate of each Fund under that Agreement.


                                                          ADVISORY FEES
                                                           RECEIVED BY
                                                        VOYAGEUR FOR THE
                                  ADVISORY FEES         FISCAL YEAR ENDED
                              RECEIVED BY VOYAGEUR     JULY 31, 2003 AS A
                               FOR THE FISCAL YEAR        PERCENTAGE OF
                               ENDED JULY 31, 2003     AVERAGE NET ASSETS          APPLICABLE FEE RATE
                             ----------------------   --------------------   -------------------------------
GREAT HALL INVESTMENT FUNDS, INC.

Great Hall Prime Money           $  35,412,626*                0.42%*        0.55% on average daily net
 Market Fund                                                                 assets up to $700 million

                                                                             0.50% on average daily net
                                                                             assets of over $700 million
                                                                             up to $1.2 billion

                                                                             0.45% on average daily net
                                                                             assets of over $1.2 billion
                                                                             up to $2 billion

                                                                             0.40% on average daily net
                                                                             assets of over $2 billion.

Great Hall U.S.                  $   4,082,284*                0.37%*        0.50% of average daily net
 Government Money                                                            assets up to $100 million
 Market Fund
                                                                             0.40% on average daily net
                                                                             assets of over $100 million
                                                                             up to $300 million

                                                                             0.35% of average daily net
                                                                             assets in excess of $300
                                                                             million

Great Hall Tax-Free              $   4,859,088*                0.50%*        0.50% of average daily net
 Money Market Fund                                                           assets

Great Hall Institutional         $   1,218,661                 0.25%         0.25% of average daily net
 Prime Money Market                                                          assets
 Fund

Great Hall Institutional         $     596,521                 0.25%         0.25% of average daily net
 Tax-Free Money Market                                                       assets
 Fund

------------------
* Voyageur has contractually agreed to limit expenses for each Fund through November 30, 2004 so that annual fund operating expenses do not exceed 0.71% for the Great Hall Prime Money Market Fund, 0.71% for the Great Hall U.S. Government Money Market Fund and 0.62% for the Great Hall Tax-Free Money Market Fund. Pursuant to this arrangement, Voyageur's contractual obligation to waive and/or reimburse expenses is limited to 0.25% per annum of the respective Fund's average daily net assets. Voyageur may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

OTHER FEES PAID TO VOYAGEUR


For the fiscal year ended July 31, 2003, the Funds paid Voyageur $7,073,917 pursuant to an administrative services agreement between the Funds and Voyageur.

                                   EXHIBIT G

                  FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS
                PROPOSED TO BE RECLASSIFIED AS NON-FUNDAMENTAL

PRIME FUND                                GOVERNMENT FUND                         TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------------

3.I PLEDGING, MORTGAGING AND HYPOTHECATING FUND ASSETS

[The Fund may not] pledge,                [The Fund may not] pledge,              [The Fund may not] pledge,
mortgage or hypothecate its               mortgage or hypothecate its             mortgage or hypothecate its
assets, except that to secure             assets, except that to secure           assets, except that to secure
borrowings permitted by (5)               borrowings permitted by (5)             borrowings permitted by (5)
above [the borrowing restriction],        above [the borrowing restriction],      above [the borrowing restriction],
it may pledge securities having a         it may pledge securities having a       it may pledge securities having a
market value at the time of such          market value at the time of such        market value at the time of such
pledge not exceeding 15% of its           pledge not exceeding 15% of its         pledge not exceeding 15% of its
total assets;                             total assets;                           total assets;

3.J INVESTMENTS FOR CONTROL

[The Fund may not] invest in              [The Fund may not] invest in            [The Fund may not] invest in
companies for the purpose of              companies for the purpose of            companies for the purpose of
exercising control or                     exercising control or                   exercising control or
management of another                     management of another                   management of another
company;                                  company;                                company;

3.K INVESTMENT IN OTHER INVESTMENT COMPANIES

[The Fund may not] invest in              [The Fund may not] invest in            [The Fund may not] invest in
securities of other investment            securities of other investment          securities of other investment
companies, except as they may             companies, except as they may           companies, except as they may
be acquired as part of a merger,          be acquired as part of a merger,        be acquired as part of a merger,
consolidation or acquisition of           consolidation or acquisition of         consolidation or acquisition of
assets. "Investment companies"            assets. "Investment companies"          assets. "Investment companies"
refers only to companies                  refers only to companies                refers only to companies
registered as investment                  registered as investment                registered as investment
companies under the 1940 Act;             companies under the 1940 Act;           companies under the 1940 Act;

PRIME FUND                                GOVERNMENT FUND                         TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------------

3.L WRITING AND SELLING OPTIONS

[The Fund may not] write,                 [The Fund may not] write,               [The Fund may not] write,
purchase or sell put or call              purchase or sell put or call            purchase or sell put or call
options, straddles, spreads or any        options, straddles, spreads or any      options, straddles, spreads or any
combination thereof;                      combination thereof;                    combination thereof except that
                                                                                  Tax-Free Fund may acquire
                                                                                  rights to resell obligations [as
                                                                                  set forth herein under "Great Hall
                                                                                  Tax-Free Money Market Fund
                                                                                  and Institutional Tax-Free Money
                                                                                  Market Fund -- Variable and
                                                                                  Floating Rate Demand Municipal
                                                                                  Obligations" and "Stand-By
                                                                                  Commitments"];

3.M MARGIN ACTIVITIES AND SHORT SELLING

[The Fund may not] sell                   [The Fund may not] sell                 [The Fund may not] sell
securities short or purchase any          securities short or purchase any        securities short or purchase any
securities on margin, except for          securities on margin, except for        securities on margin, except for
such short-term credits as are            such short-term credits as are          such short-term credits as are
necessary for clearance of                necessary for clearance of              necessary for clearance of
portfolio transactions;                   portfolio transactions;                 portfolio transactions;

3.N UNSEASONED COMPANIES

[The Fund may not] invest more            [The Fund may not] invest more          [The Fund may not] invest more
than 5% of its assets in securities       than 5% of its assets in securities     than 5% of its assets in securities
of issuers which, with their              of issuers which, with their            of issuers which, with their
predecessors, have a record of            predecessors, have a record of          predecessors, have a record of
less than three years continuous          less than three years continuous        less than three years continuous
operation. (Securities of such            operation. (Securities of such          operation. (Securities of such
issuers will not be deemed to fall        issuers will not be deemed to fall      issuers will not be deemed to fall
within this limitation if they are        within this limitation if they are      within this limitation if they are
guaranteed by an entity in                guaranteed by an entity in              guaranteed by an entity in
continuous operation, with its            continuous operation, with its          continuous operation, with its
predecessor, for more than three          predecessor, for more than three        predecessor, for more than three
years);                                   years);                                 years);

3.O INVESTMENTS IN EQUITY SECURITIES

[The Fund may not] purchase               [The Fund may not] purchase             [The Fund may not] purchase
common stocks, preferred stocks,          common stocks, preferred stocks,        common stocks, preferred stocks,
warrants or other equity                  warrants or other equity                warrants or other equity
securities.                               securities.                             securities.

PRIME FUND                                GOVERNMENT FUND                         TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------------

3.P INVESTMENTS IN NON-MUNICIPAL OBLIGATIONS

                                                                                  In addition to the above
                                                                                  restrictions and limitations,
                                                                                  Tax-Free Fund may not purchase
                                                                                  securities that are not municipal
                                                                                  obligations and the income from
                                                                                  which is subject to federal
                                                                                  income tax, if such purchase
                                                                                  would cause more than 20% of
                                                                                  its total assets to be invested in
                                                                                  such securities, except that
                                                                                  Tax-Free Fund may invest more
                                                                                  than 20% of its total assets in
                                                                                  such securities during other than
                                                                                  normal market conditions. Bonds
                                                                                  subject to the alternative
                                                                                  minimum tax are considered
                                                                                  taxable for this test.

                                   EXHIBIT H

                      PRINCIPAL SHAREHOLDERS OF THE FUNDS


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of the Record Date, the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of a Fund's shares.

                                                                               PERCENTAGE
                                                    AMOUNT AND NATURE OF        OF SHARES
 NAME OF FUND            NAME AND ADDRESS           BENEFICIAL OWNERSHIP     OUTSTANDING (%)
--------------   -------------------------------   ----------------------   ----------------

GREAT HALL TAX-FREE MONEY MARKET FUND

                 Jeffrey S. Raikes                      55,477,744                 5.56%
                 c/o Thomas Felker Comm Prop
                 2365 Carillon Point
                 Kirkland, WA 98033

                 Jeffrey S. Raikes, Account #2          17,797,882                 1.78%
                 c/o Thomas Felker Comm Prop
                 2365 Carillon Point
                 Kirkland, WA 98033

GREAT HALL INSTITUTIONAL TAX-FREE MONEY MARKET FUND

                 Diane Rosenberg,                       37,410,928                11.85%
                 Richard Rosenberg and
                 Susan Rosenberg
                 Co-trustees, RDS Trust UA dtd
                 12/31/1999
                 P.O. Box 590158
                 Newton Centre, MA 02459

                 Diane Rosenberg,                       28,347,263                 8.98%
                 Richard Rosenberg and
                 Susan Rosenberg
                 Co-trustees, RDS Trust UA dtd
                 12/31/1999, Account #2
                 P.O. Box 590158
                 Newton Centre, MA 02459

                 William L. Grewcock, Trustee           22,259,162                 7.05%
                 William L. Grewcock Rev
                 Trust UA dtd 3/14/1991
                 Special Account
                 2123 Mullen Road
                 Omaha, NE 68124

                                                                             GHA

                             [FORM OF PROXY CARD FOR
                     GREAT HALL PRIME MONEY MARKET FUND AND
                  GREAT HALL U.S. GOVERNMENT MONEY MARKET FUND]



            The shares represented by a properly executed proxy card
                  will be voted as specified on the proxy card.


[NAME OF FUND],                    THIS PROXY IS SOLICITED ON BEHALF OF
A SERIES OF GREAT HALL             THE BOARD OF DIRECTORS
INVESTMENT FUNDS, INC.             SPECIAL MEETING OF SHAREHOLDERS
(THE "COMPANY")                    MARCH 15, 2004 - 9:00 A.M. CENTRAL TIME
                                   (THE "MEETING")

The undersigned appoints Jennifer D. Lammers, Laura M. Moret, Christopher J. Tomas and Martin A. Cramer, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the above-referenced Fund (the "Fund") held by the undersigned on January 15, 2004, at the Meeting, to be held at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota, on March 15, 2004 at 9 a.m. Central Time and at any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 29, 2004.

                                        IF YOU ARE NOT VOTING BY PHONE OR
                                      INTERNET, PLEASE VOTE, DATE AND SIGN,
                                         AND PROMPTLY RETURN THIS PROXY
                                     CARD IN THE ENCLOSED ENVELOPE PROVIDED.


                                     Dated:     ____________________________

                                     __________________________________________
                                     (Signature)               (SIGN IN THE BOX)
                                     Please sign exactly as your name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THE SHARES WILL
BE VOTED "FOR" ALL ITEMS, AS APPLICABLE.

                                                                                FOR        AGAINST     FOR ALL
                                                                                ALL          ALL       EXCEPT
1. To approve the election of the following individuals to the board of
directors of the Company: (01) T. Geron Bell, (02) Lucy Hancock Bode, (03)      [ ]          [ ]         [ ]
Leslie H. Garner, Jr., (04) Ronald James, (05) Michael T. Lee, (06) John A.
MacDonald, (07) H. David Rybolt, (08) James R. Seward, and (09) Jay H. Wein.


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX
"FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.)

-------------------------------------------------


                                                                                FOR        AGAINST    ABSTAIN
2. To approve an Agreement and Plan of Reorganization, pursuant to which the    [ ]          [ ]        [ ]
Fund would be reorganized as a separate portfolio of Tamarack Funds Trust, a newly-created Delaware statutory trust.


                                                                               FOR ALL     AGAINST    ABSTAIN
3. To approve the modification/reclassification of certain fundamental        EXCEPT AS      ALL        ALL
investment policies/restrictions.                                              MARKED
                                                                                [ ]          [ ]        [ ]
  Modification of policies/restrictions that must remain fundamental:
    3.A  Diversification
    3.B  Borrowing
    3.C  Senior Securities
    3.D  Underwriting Securities
    3.E  Real Estate
    3.F  Making Loans
    3.G  Concentration of Investments
    3.H  Commodities

  Reclassification of certain policies/restrictions as non-fundamental:

    3.I  Pledging, Mortgaging and Hypothecating Fund Assets
    3.J  Investments for Control
    3.K  Investments in Other Investment Companies
    3.L  Writing and Selling Options
    3.M  Margin Activities and Short Selling
    3.N  Unseasoned Companies
    3.O  Investments in Equity Securities.

------------------------------------------------------------------------
(INSTRUCTION: IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT
POLICY/RESTRICTION CHANGE, MARK THE BOX "FOR ALL EXCEPT AS MARKED" AND
WRITE THE LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.)

                                                                                FOR     AGAINST   ABSTAIN
4.  To ratify the selection of Deloitte & Touche LLP as the independent         [ ]       [ ]       [ ]
auditors of the Fund for the current fiscal year.


    THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER
     BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
                            OR POSTPONEMENTS THEREOF



                        (PLEASE SIGN AND DATE ON REVERSE)

                             [FORM OF PROXY CARD FOR
                     GREAT HALL TAX-FREE MONEY MARKET FUND]

            The shares represented by a properly executed proxy card
                  will be voted as specified on the proxy card.

[NAME OF FUND],                    THIS PROXY IS SOLICITED ON BEHALF OF
A SERIES OF GREAT HALL             THE BOARD OF DIRECTORS
INVESTMENT FUNDS, INC.             SPECIAL MEETING OF SHAREHOLDERS
(THE "COMPANY")                    MARCH 15, 2004 - 9:00 A.M. CENTRAL TIME
                                   (THE "MEETING")

The undersigned appoints Jennifer D. Lammers, Laura M. Moret, Christopher J. Tomas and Martin A. Cramer, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the above-referenced Fund (the "Fund") held by the undersigned on January 15, 2004, at the Meeting, to be held at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota, on March 15, 2004 at 9 a.m. Central Time and at any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 29, 2004.

                                        IF YOU ARE NOT VOTING BY PHONE OR
                                      INTERNET, PLEASE VOTE, DATE AND SIGN,
                                         AND PROMPTLY RETURN THIS PROXY
                                     CARD IN THE ENCLOSED ENVELOPE PROVIDED.

                                     Dated:     ____________________________

                                     __________________________________________
                                     (Signature)               (SIGN IN THE BOX)
                                     Please sign exactly as your name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THE SHARES WILL
BE VOTED "FOR" ALL ITEMS, AS APPLICABLE.

                                                                                FOR        AGAINST     FOR ALL
                                                                                ALL          ALL       EXCEPT
1. To approve the election of the following individuals to the board of
directors of the Company: (01) T. Geron Bell, (02) Lucy Hancock Bode, (03)      [ ]          [ ]         [ ]
Leslie H. Garner, Jr., (04) Ronald James, (05) Michael T. Lee, (06) John A.
MacDonald, (07) H. David Rybolt, (08) James R. Seward, and (09) Jay H. Wein.


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX
"FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.)

-------------------------------------------------


                                                                                FOR        AGAINST    ABSTAIN
2. To approve an Agreement and Plan of Reorganization, pursuant to which the    [ ]          [ ]        [ ]
Fund would be reorganized as a separate portfolio of Tamarack Funds Trust, a newly-created Delaware statutory trust.


                                                                               FOR ALL     AGAINST    ABSTAIN
3. To approve the modification/reclassification of certain fundamental        EXCEPT AS      ALL        ALL
investment policies/restrictions.                                              MARKED
                                                                                [ ]          [ ]        [ ]
  Modification of policies/restrictions that must remain fundamental:
    3.A  Diversification
    3.B  Borrowing
    3.C  Senior Securities
    3.D  Underwriting Securities
    3.E  Real Estate
    3.F  Making Loans
    3.G  Concentration of Investments
    3.H  Commodities

  Reclassification of certain policies/restrictions as non-fundamental:

    3.I  Pledging, Mortgaging and Hypothecating Fund Assets
    3.J  Investments for Control
    3.K  Investments in Other Investment Companies
    3.L  Writing and Selling Options
    3.M  Margin Activities and Short Selling
    3.N  Unseasoned Companies
    3.O  Investments in Equity Securities
    3.P  Investments in Non-Municipal Obligations

------------------------------------------------------------------------
(INSTRUCTION: IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT
POLICY/RESTRICTION CHANGE, MARK THE BOX "FOR ALL EXCEPT AS MARKED" AND
WRITE THE LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.)

                                                                                FOR     AGAINST   ABSTAIN
4.  To ratify the selection of Deloitte & Touche LLP as the independent         [ ]       [ ]       [ ]
auditors of the Fund for the current fiscal year.

    THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER
     BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
                            OR POSTPONEMENTS THEREOF



                        (PLEASE SIGN AND DATE ON REVERSE)

                             [FORM OF PROXY CARD FOR
              GREAT HALL INSTITUTIONAL PRIME MONEY MARKET FUND AND GREAT HALL INSTITUTIONAL TAX-FREE MONEY MARKET FUND]



            The shares represented by a properly executed proxy card
                  will be voted as specified on the proxy card.


[NAME OF FUND],                    THIS PROXY IS SOLICITED ON BEHALF OF
A SERIES OF GREAT HALL             THE BOARD OF DIRECTORS
INVESTMENT FUNDS, INC.             SPECIAL MEETING OF SHAREHOLDERS
(THE "COMPANY")                    MARCH 15, 2004 - 9:00 A.M. CENTRAL TIME
                                   (THE "MEETING")

The undersigned appoints Jennifer D. Lammers, Laura M. Moret, Christopher J. Tomas and Martin A. Cramer, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the above-referenced Fund (the "Fund") held by the undersigned on January 15, 2004, at the Meeting, to be held at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota, on March 15, 2004 at 9 a.m. Central Time and at any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 29, 2004.


                                        IF YOU ARE NOT VOTING NY PHONE OR
                                      INTERNET, PLEASE VOTE, DATE AND SIGN,
                                         AND PROMPTLY RETURN THIS PROXY
                                     CARD IN THE ENCLOSED ENVELOPE PROVIDED.

                                     Dated:     ____________________________

                                     __________________________________________
                                     (Signature)               (SIGN IN THE BOX)
                                     Please sign exactly as your name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THE SHARES WILL
BE VOTED "FOR" ALL ITEMS, AS APPLICABLE.

                                                                                FOR     AGAINST     FOR ALL
                                                                                ALL       ALL       EXCEPT
1. To approve the election of the following individuals to the board of
directors of the Company: (01) T. Geron Bell, (02) Lucy Hancock Bode, (03)      [ ]       [ ]        [ ]
Leslie H. Garner, Jr., (04) Ronald James, (05) Michael T. Lee, (06) John A.
MacDonald, (07) H. David Rybolt, (08) James R. Seward, and (09) Jay H. Wein.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX
"FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.)

-------------------------------------------------


                                                                                FOR     AGAINST    ABSTAIN
2. To approve an Agreement and Plan of Reorganization, pursuant to which the    [ ]       [ ]        [ ]
Fund would be reorganized as a separate portfolio of Tamarack Funds Trust, a newly-created Delaware statutory trust.


                                                                               FOR ALL     AGAINST    ABSTAIN
3. To approve the modification of the fundamental investment                  EXCEPT AS      ALL        ALL
policies/restrictions regarding:                                               MARKED
                                                                                [ ]          [ ]        [ ]
    3.B  Borrowing
    3.C  Senior Securities
    3.D  Underwriting Securities
    3.E  Real Estate
    3.F  Making Loans
    3.G  Concentration of Investments
    3.H  Commodities.

------------------------------------------------------------------------
(INSTRUCTION: IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT
POLICY/RESTRICTION CHANGE, MARK THE BOX "FOR ALL EXCEPT AS MARKED" AND
WRITE THE LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.)

4. To ratify the selection of Deloitte & Touche LLP as the independent          FOR     AGAINST    ABSTAIN
auditors of the Fund for the current fiscal year.                               [ ]       [ ]        [ ]


     THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
                            OR POSTPONEMENTS THEREOF



                        (PLEASE SIGN AND DATE ON REVERSE)